UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CITIGROUP INC.

(Name of Registrant as Specified In Its Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY COPY

Citigroup Inc.

399 Park Avenue

New York, NY 10043

[                    ], 2009

Dear Holder of Public Preferred Depositary Shares:

This proxy statement is being delivered to you in connection with the Exchange Offers (as defined below). We are writing to you as a holder of depositary shares (Public Preferred Depositary Shares) representing our 8.500% Non-Cumulative Preferred Stock, Series F; 8.400% Fixed Rate / Floating Rate Non-Cumulative Preferred Stock, Series E; 8.125% Non-Cumulative Preferred Stock, Series AA; and 6.500% Non-Cumulative Convertible Preferred Stock, Series T (collectively, the Public Preferred Stock) as of [    ], 2009 (the Record Date) to request that you grant your proxy to execute a written consent in favor of the following proposed amendments to our restated certificate of incorporation and the certificates of designation of each series of the Public Preferred Stock, in each case, that have been unanimously approved and declared advisable by the board of directors:

•	to eliminate the requirement that:

¡

full dividends on all outstanding shares of the series of Public Preferred Stock must have been declared and paid before we may pay any dividend on, make any distributions relating to, or redeem, purchase, acquire or make a liquidation payment relating to our common stock or any other securities junior to such series of Public Preferred Stock;

¡

dividends with respect to all series of stock ranking equally with any series of Public Preferred Stock be declared on a proportional basis, such that no series is paid a greater percentage of its stated dividend than any other equally ranking series; and

¡

dividends on outstanding shares of preferred stock be paid or declared and set apart for payment, before any dividends may be paid or declared and set apart for payment on any outstanding shares of common stock (collectively, the Dividend Blocker Amendment);

•

to eliminate, upon the delisting of a series of Public Preferred Depositary Shares, the right of holders of Public Preferred Stock to elect two directors if dividends have not been paid for six quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods), whether or not consecutive (the Director Amendment);

•

to clarify that any shares of any series of Public Preferred Stock acquired by us may not be reissued by us as part of such series, and will instead be restored to the status of authorized but unissued shares of preferred stock without designation as to series (the Retirement Amendment); and

•

to increase the number of authorized shares of preferred stock from 30 million to 2 billion (the Authorized Preferred Stock Increase and, together with the Dividend Blocker Amendment, the Director Amendment and the Retirement Amendment, the Public Preferred Stock Amendments).

In order to save the expense associated with a special meeting, the board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the Delaware General Corporation Law (DGCL), rather than by calling a meeting of stockholders. We are soliciting proxies to grant written consents from all of our holders of record as of the Record Date of Public Preferred Depositary Shares and common stock.

Granting your proxy to execute a written consent to approve the Public Preferred Stock Amendments is important for the success of the transactions that we announced on February 27, 2009 to strengthen our tangible common equity (TCE). We are pleased to report that we have already made great progress in implementing the proposed transactions (the Transactions):

•

on March 18, 2009, we entered into definitive agreements with all of the private holders (the Private Holders) of our convertible preferred stock issued in January 2008 to exchange an aggregate of $12.5 billion in liquidation preference of convertible preferred stock held by the Private Holders into approximately 3,846 shares of our newly-created Series M Common Stock Equivalent (the Interim Securities) and warrants to acquire approximately 395 million shares of our common stock at a price of $0.01 per share (the Private Holders Transactions);

•

we are in the process of finalizing an agreement with the United States government (USG), including the Federal Deposit Insurance Corporation (FDIC), to exchange an aggregate of $12.5 billion in liquidation preference of preferred stock held by the USG into approximately 3,846 shares of Interim Securities and warrants to acquire 395 million shares of our common stock at a price of $0.01 per share, and to exchange for additional Interim Securities an additional number of shares of preferred stock with an aggregate liquidation preference equal to the aggregate liquidation preference of Public Preferred Depositary Shares and Trust Preferred Securities (as defined below) tendered and accepted for exchange in the Exchange Offers (as defined below). Any remaining preferred stock held by the USG will be exchanged into trust preferred securities (the USG Transactions, and together with the Private Holders Transactions, the USG/Private Holders Transactions);

•

on today’s date, we commenced public exchange offers pursuant to which we are offering to exchange newly issued shares of our common stock (a) for any and all issued and outstanding Public Preferred Depositary Shares, and (b) for certain series of our trust preferred securities (the Trust Preferred Securities) described in the Offer to Exchange (the Exchange Offers), subject to an overall cap of $15 billion in liquidation preference. In the case of our Trust Preferred Securities, due to a limitation on the number of our authorized but unissued shares of common stock, we will be able to accept only a limited amount of Trust Preferred Securities for exchange in the Exchange Offers. Specifically, we will be able to accept for exchange a number of Trust Preferred Securities with a liquidation amount equal to $76.35 million plus the approximate amount of the liquidation preference of any Public Preferred Depositary Shares that are not tendered and accepted for exchange in the Exchange Offers, subject to an overall cap of $15 billion in liquidation preference; and

•

on today’s date, we mailed a separate Notice of Solicitation of Consents and accompanying proxy statement to holders of our Public Preferred Depositary Shares and Trust Preferred Securities, seeking their proxy to execute a written consent to approve an amendment to our restated certificate of incorporation increasing our authorized share capital, approving a reverse stock split and eliminating the right of holders of our common stock to vote on amendments to certificates of incorporation (including our certificates of designation) relating solely to our preferred stock (the Common Stock Proposals). In addition to granting your proxy relating to the Common Stock Proposals with respect to the shares of common stock to be issued to you in the Exchange Offers when you tender your Public Preferred Depositary Shares, you must also grant your proxy to execute a written consent to approve the Public Preferred Stock Amendments.

At the time the proxies that we are soliciting by the enclosed proxy statement are exercised, we will have completed the Exchange Offers and we anticipate that the USG will have exchanged shares of preferred stock for warrants and Interim Securities with an aggregate liquidation preference equal to the aggregate liquidation value of the Public Preferred Depositary Shares and Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers or, if less, $12.5 billion. Any remaining preferred stock held by USG will be exchanged into a new series of trust preferred securities.

We believe that the Public Preferred Stock Amendments are in the best interests of our stockholders and important to achieving the overarching goal of increasing our TCE. The Dividend Blocker Amendment, if it becomes effective, will allow us to pay dividends on our common stock even if full dividends on the Public

2

Preferred Stock have not been paid or declared and set apart for payment, which we believe will enhance the price and liquidity of our common stock. The Director Amendment, if it becomes effective, will eliminate the possibility that non-exchanging holders of Public Preferred Depositary Shares could exercise a level of influence and control over the governance and the management of our company that is disproportionate to their remaining economic interest. The Retirement Amendment and the Authorized Preferred Stock Increase, if they become effective, will allow us greater flexibility in deciding the terms of securities to be issued in any future financing and in otherwise taking steps to maximize the efficiency of our overall capital structure.

If the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase are approved by the requisite vote of each of the Public Preferred Depositary Shares and the common stock, the amendments to the restated certificate of incorporation and the certificates of designation will not become effective unless we consummate an Exchange Offer. As an additional condition, the changes proposed by the Director Amendment will not take effect unless and until we delist any Public Preferred Depositary Shares that remain outstanding following the completion of the Exchange Offers. We currently intend to seek to delist and/or, to the extent permitted by law, deregister the Public Preferred Depositary Stock after completion of the Exchange Offers.

The board of directors has unanimously approved and declared advisable each of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase and unanimously recommends that you grant your proxy to execute a written consent in favor of each of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase.

This letter is being sent to you as a holder of Public Preferred Depositary Shares. Please note that in order to validly tender your Public Preferred Depositary Shares in the Exchange Offers, you must:

•

if you were a holder of Public Preferred Depositary Shares as of the Record Date, grant your proxy in the manner specified in the letter of transmittal with respect to the Public Preferred Depositary Shares that you tender in the Exchange Offers authorizing the execution of a written consent in favor of the Public Preferred Stock Amendments; or

•

if you were not a holder of Public Preferred Depositary Shares as of the Record Date, certify in the manner specified in the letter of transmittal that you were not the record owner as of the Record Date.

If you are a beneficial owner of Public Preferred Depositary Shares that are held by or registered in the name of a bank, broker, custodian or other nominee and you wish to tender your Public Preferred Depositary Shares you should contact your bank, broker, custodian or other nominee promptly and instruct it to tender your Public Preferred Depositary Shares and agree to the terms of the letter of transmittal including the voting agreement and your proxy contained therein authorizing the execution of a written consent with respect to such Public Preferred Depositary Shares in favor of the Public Preferred Stock Amendments.

The proxy statement enclosed with this letter provides you with important information about the matters for which we are seeking your proxy to grant your consent. We encourage you to read the entire proxy statement carefully. You may also obtain additional information about us from documents we have filed with the Securities and Exchange Commission (SEC) and on our website at www.citigroup.com.

Thank you for your support of Citi.

Sincerely,

Richard D. Parsons

Chairman of the Board

3

Citigroup Inc.

399 Park Avenue

New York, NY 10043

[                    ], 2009

Dear Common Stockholder:

We are writing to you as a holder of common stock as of [    ], 2009 (the Record Date) to request that you grant your proxy authorizing the individuals pre-printed on the enclosed proxy card to execute a written consent in favor of the following proposed amendments to our restated certificate of incorporation and the certificates of designation of each of our 8.500% Non-Cumulative Preferred Stock, Series F; 8.400% Fixed Rate / Floating Rate Non-Cumulative Preferred Stock, Series E; 8.125% Non-Cumulative Preferred Stock, Series AA; and 6.500% Non-Cumulative Convertible Preferred Stock, Series T (collectively, the Public Preferred Stock), in each case, that have been unanimously approved and declared advisable by the board of directors:

•	to eliminate the requirement that:

¡

full dividends on all outstanding shares of the series of Public Preferred Stock must have been declared and paid before we may pay any dividend on, make any distributions relating to, or redeem, purchase, acquire or make a liquidation payment relating to our common stock or any other securities junior to such series of Public Preferred Stock;

¡

dividends with respect to all series of stock ranking equally with any series of Public Preferred Stock be declared on a proportional basis, such that no series is paid a greater percentage of its stated dividend than any other equally ranking series; and

¡

dividends on outstanding shares of preferred stock be paid or declared and set apart for payment, before any dividends may be paid or declared and set apart for payment on any outstanding shares of common stock (collectively, the Dividend Blocker Amendment);

•

to eliminate, upon the delisting of a series of Public Preferred Depositary Shares, the right of holders of Public Preferred Stock to elect two directors if dividends have not been paid for six quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods), whether or not consecutive (the Director Amendment);

•

to clarify that any shares of any series of Public Preferred Stock acquired by us may not be reissued by us as part of such series, and will instead be restored to the status of authorized but unissued shares of preferred stock without designation as to series (the Retirement Amendment); and

•

to increase the number of authorized shares of preferred stock from 30 million to 2 billion (the Authorized Preferred Stock Increase and, together with the Dividend Blocker Amendment, the Director Amendment and the Retirement Amendment, the Public Preferred Stock Amendments).

In order to save the expense associated with a special meeting, the board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the Delaware General Corporation Law (DGCL), rather than by calling a meeting of stockholders. We are soliciting proxies to grant written consents from all of our holders of record as of the Record Date of Public Preferred Depositary Shares and common stock.

Granting your proxy authorizing the individuals pre-printed on the enclosed proxy card to execute a written consent to approve the Public Preferred Stock Amendments is important for the success of the transactions that we announced on February 27, 2009 to strengthen our tangible common equity (TCE). We are pleased to report that we have already made great progress in implementing the proposed transactions (the Transactions):

•

on March 18, 2009, we entered into definitive agreements with all of the private holders (the Private Holders) of our convertible preferred stock issued in January 2008 to exchange an aggregate of $12.5 billion in liquidation preference of convertible preferred stock held by the Private Holders into approximately 3,846 shares of our newly-created Series M Common Stock Equivalent (the Interim Securities) and warrants to acquire approximately 395 million shares of our common stock at a price of $0.01 per share (the Private Holders Transactions);

•

we are in the process of finalizing an agreement with the United States government (USG), including the Federal Deposit Insurance Corporation (FDIC) to exchange an aggregate of $12.5 billion in liquidation preference of preferred stock held by the USG into approximately 3,846 shares of Interim Securities and warrants to acquire 395 million shares of our common stock at a price of $0.01 per share, and to exchange for additional Interim Securities an additional number of shares of preferred stock with an aggregate liquidation preference equal to the aggregate liquidation preference of Public Preferred Depositary Shares and Trust Preferred Securities (as defined below) tendered and accepted for exchange in the Public Exchange Offers (as defined below). Any remaining preferred stock held by the USG will be exchanged into trust preferred securities (the USG Transactions, and together with the Private Holders Transactions, the USG/Private Holders Transactions);

•

on today’s date, we commenced public exchange offers pursuant to which we are offering to exchange newly issued shares of our common stock (a) for any and all issued and outstanding Public Preferred Depositary Shares, and (b) for certain series of our trust preferred securities (the Trust Preferred Securities) described in the Offer to Exchange (the Exchange Offers), subject to an overall cap of $15 billion in liquidation preference. In the case of our Trust Preferred Securities, due to a limitation on the number of our authorized but unissued shares of common stock, we will be able to accept only a limited amount of Trust Preferred Securities for exchange in the Exchange Offers. Specifically, we will be able to accept for exchange a number of Trust Preferred Securities with a liquidation amount equal to $76.35 million plus the approximate amount of the liquidation preference of any Public Preferred Depositary Shares that are not tendered and accepted for exchange in the Exchange Offers, subject to an overall cap of $15 billion in liquidation preference; and

•

on today’s date, we mailed a separate Notice of Solicitation of Consents and accompanying proxy statement to holders of our Public Preferred Depositary Shares and Trust Preferred Securities, seeking their proxy to execute a written consent to approve an amendment to our restated certificate of incorporation increasing our authorized share capital, approving a reverse stock split and eliminating the right of holders of our common stock to vote on amendments to certificates of incorporation (including our certificates of designation) relating solely to our preferred stock (the Common Stock Proposals).

At the time the written consents described above are executed, we will have completed the Exchange Offers and we anticipate that the USG will have exchanged shares of preferred stock for Interim Securities and warrants with an aggregate liquidation preference equal to the aggregate liquidation value of the Public Preferred Depositary Shares and Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers or, if less, $12.5 billion. Any remaining preferred stock held by USG (including the FDIC) will be exchanged into a new series of trust preferred securities.

We believe that the Public Preferred Stock Amendments are in the best interests of our stockholders and important to achieving the overarching goal of increasing our TCE. The Dividend Blocker Amendment, if it

2

becomes effective, will allow us to pay dividends on our common stock even if full dividends on the Public Preferred Stock have not been paid or declared and set apart for payment, which we believe will enhance the price and liquidity of our common stock. The Director Amendment, if it becomes effective, will eliminate the possibility that non-exchanging holders of Public Preferred Depositary Shares could exercise a level of influence and control over the governance and the management of our company that is disproportionate to their remaining economic interest. The Retirement Amendment and the Authorized Preferred Stock Increase, if they become effective, will allow us greater flexibility in deciding the terms of securities to be issued in any future financing and in otherwise taking steps to maximize the efficiency of our overall capital structure. As a holder of our common stock, it is in your best interest to give your proxy to execute a written consent in favor of each of the Public Preferred Stock Amendments to allow the board of directors greater flexibility in deciding to reinstate dividends on your common stock even if we have not paid dividends for our Public Preferred Stock.

If the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase are approved by the requisite vote of each of the Public Preferred Depositary Shares and the common stock, the amendments to the restated certificate of incorporation and the certificates of designation will not become effective unless we consummate an Exchange Offer. As an additional condition, the changes proposed by the Director Amendment will not take effect unless and until we delist any Public Preferred Depositary Shares that remain outstanding following the completion of the Exchange Offers. We currently intend to seek to delist and/or, to the extent permitted by law, deregister the Public Preferred Depositary Shares after completion of the Exchange Offers.

The board of directors has unanimously approved and declared advisable each of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase and unanimously recommends that you grant your proxy to execute a written consent in favor of each of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase.

If you are a holder of common stock outstanding and entitled to vote on the Record Date you are urged to complete, date and sign the enclosed proxy card and promptly return it in the enclosed postage-prepaid envelope or vote by telephone or internet by following the instructions on the enclosed proxy form. To be counted, your properly completed written proxy card must be received at or before 5:00 p.m. New York Time, on [            ], subject to extension by the board of directors. If you hold your common stock through a bank, broker, custodian or other nominee please contact your bank, broker, custodian or other nominee to instruct it to submit a proxy on your behalf to execute a written consent in favor of each of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase.

PLEASE NOTE THAT THIS SOLICITATION IS IN ADDITION TO THE SOLICITATION YOU HAVE RECEIVED WITH RESPECT TO THE 2009 ANNUAL STOCKHOLDER MEETING. COMPLETING THE PROXY CARD ENCLOSED WITH THE 2009 ANNUAL STOCKHOLDER MEETING SOLICITATION WILL HAVE NO EFFECT ON THE APPROVAL OF THE DIVIDEND BLOCKER AMENDMENT, THE DIRECTOR AMENDMENT, THE RETIREMENT AMENDMENT OR THE AUTHORIZED PREFERRED STOCK INCREASE. IN ORDER TO PARTICIPATE IN THIS SOLICITATION, YOU MUST COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY FORM.

3

The proxy statement enclosed with this letter provides you with important information about the matters for which we are seeking your proxy to grant your consent. We encourage you to read the entire proxy statement carefully. You may also obtain additional information about us from documents we have filed with the Securities and Exchange Commission (SEC) and on our website at www.citigroup.com.

Thank you for your support of Citi.

Sincerely,

Richard D. Parsons

Chairman of the Board

4

Citigroup Inc.

399 Park Avenue

New York, NY 10043

Notice of Solicitation of Written Consents

Dear Stockholder:

This proxy statement is furnished to you by Citigroup Inc. in connection with the solicitation on behalf of the board of directors of proxies from the holders of our common stock and holders of depositary shares (Public Preferred Depositary Shares) representing our 8.500% Non-Cumulative Preferred Stock, Series F; 8.400% Fixed Rate / Floating Rate Non-Cumulative Preferred Stock, Series E; 8.125% Non-Cumulative Preferred Stock, Series AA; and 6.500% Non-Cumulative Convertible Preferred Stock, Series T (collectively, the Public Preferred Stock). The board of directors is requesting that our holders of outstanding Public Preferred Depositary Shares and of our common stock as of [                    ], 2009 (the Record Date) grant their proxy to execute a written consent in favor of the following proposed amendments to our restated certificate of incorporation and to each of the certificates of designation of each series of the Public Preferred Stock, in each case, that have been unanimously approved and declared advisable by the board of directors:

•	to eliminate the requirement that:

¡

full dividends on all outstanding shares of the series of Public Preferred Stock must have been declared and paid before we may pay any dividend on, make any distributions relating to, or redeem, purchase, acquire or make a liquidation payment relating to our common stock or any other securities junior to such series of Public Preferred Stock;

¡

dividends with respect to all series of stock ranking equally with any series of Public Preferred Stock be declared on a proportional basis, such that no series is paid a greater percentage of its stated dividend than any other equally ranking series; and

¡

dividends on outstanding shares of preferred stock be paid or declared and set apart for payment, before any dividends may be paid or declared and set apart for payment on any outstanding shares of common stock (collectively, the Dividend Blocker Amendment);

•

to eliminate, upon the delisting of a series of Public Preferred Depositary Shares, the right of holders of Public Preferred Stock to elect two directors if dividends have not been paid for six quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods), whether or not consecutive (the Director Amendment);

•

to clarify that any shares of any series of Public Preferred Stock acquired by us may not be reissued by us as part of such series, and will instead be restored to the status of authorized but unissued shares of preferred stock without designation as to series (the Retirement Amendment); and

•

to increase the number of authorized shares of preferred stock from 30 million to 2 billion (the Authorized Preferred Stock Increase and, together with the Dividend Blocker Amendment, the Director Amendment and the Retirement Amendment, the Public Preferred Stock Amendments).

In order to save the expense associated with a special meeting, the board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the Delaware General Corporation Law (DGCL), rather than by calling a meeting of stockholders. We are soliciting proxies to grant written consents from all of our holders of record as of the Record Date of Public Preferred Depositary Shares and common stock.

The board of directors has unanimously approved and declared advisable each of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase and unanimously recommends that you grant your proxy to execute a written consent in favor of each of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase.

By order of the Board of Directors

Michael S. Helfer

Corporate Secretary

[    ], 2009

2

FORWARD-LOOKING STATEMENTS

This document and the information incorporated by reference in this document include forward-looking statements. These forward-looking statements are based on Citigroup’s management’s beliefs and assumptions and on information currently available to Citigroup’s management and involve external risks and uncertainties, including, but not limited to, those described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008. Forward-looking statements include information concerning Citigroup’s possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, those discussed elsewhere in this document and the documents incorporated by reference in this document. You should not put undue reliance on any forward-looking statements. Except as required by applicable law or regulation, Citigroup does not have any intention or obligation to update forward-looking statements after it distributes this document.

References to “Citigroup”, “Citi”, “we” and “us” shall refer to Citigroup Inc.

i

QUESTIONS AND ANSWERS ABOUT THE PROXY SOLICITATION MATERIALS AND THE PROXY SOLICITATION

Q: Is this the same as the 2009 Annual Meeting Proxy?

A: No. This proxy statement is related to the Exchange Offers and the USG/Private Holders Transactions. The authorization sought pursuant to these proxies is very important to the success of the Exchange Offers, the USG/Private Holders Transactions and our efforts to increase our TCE in order to enhance public and market perception of our financial strength. Therefore we urge you to grant your proxy with respect to the Public Preferred Stock Amendments as well as your proxy card for the 2009 annual meeting of the stockholders of Citi enclosed with the 2009 annual meeting proxy statement.

Q: Who is soliciting my proxy?

A: The board of directors of Citi is providing these proxy solicitation materials to you in connection with its solicitation of written consents for approval of certain amendments to our restated certificate of incorporation and to each of the certificates of designation for our Public Preferred Stock. The board is providing this proxy statement to holders of our common stock and Public Preferred Depositary Shares beginning on or about [    ], 2009. This proxy statement and the Notice of Solicitation of Written Consents will also available starting on [    ] on our website at www.citigroup.com. This proxy statement contains important information for you to consider when deciding how to vote on this matter. Please read it carefully.

Q: Who is entitled to grant a proxy?

A: The board of directors set the close of business on [    ], 2009 as the record date (the Record Date) for determining holders of Public Preferred Depositary Shares and common stock entitled to grant a proxy to execute a written consent with respect to the Public Preferred Stock Amendments. If you are holder of record on the Record Date of our common stock or Public Preferred Depositary Shares you are entitled to give your proxy with respect to the Public Preferred Stock Amendments.

Q: Are holders of Public Preferred Depositary Shares required to vote in favor of the proposals if they wish to participate in the Exchange Offers?

A: If you are a holder of Public Preferred Depositary Shares and you plan to participate in the Exchange Offers, in order to validly tender your Public Preferred Depositary Shares in the Exchange Offers, you must:

•

if you were a holder of Public Preferred Depositary Shares as of the Record Date, grant your proxy in the manner specified in the letter of transmittal with respect to the Public Preferred Depositary Shares that you tender in the Exchange Offers authorizing the execution of a written consent in favor of the Public Preferred Stock Amendments; or

•

if you were not a holder of Public Preferred Depositary Shares as of the Record Date, certify in the manner specified in the letter of transmittal that you were not the record owner as of the Record Date.

These voting and certification procedures are integrated into the letter of transmittal to be delivered by stockholders participating in the Exchange Offers. Accordingly, if you are a holder of Public Preferred Depositary Shares, in order to submit your proxy in respect of these matters, you need only to comply with the requirements for participating in the Exchange Offers set forth in our Offer to Exchange dated [    ], 2009, a copy of which is being distributed with the enclosed proxy statement. The Offer to Exchange is also included in our Registration Statement on Form S-4, filed with the SEC on [    ]. No additional documentation needs to be submitted.

If you are a holder of common stock or a holder of Public Preferred Depositary Shares not participating in the Exchange Offers, these procedures will not apply and you will be able to give or withhold your proxy, or abstain on each proposal for every share that you held on the Record Date. You may give your proxy on behalf of all such shares owned by you as of the Record Date that are held directly in your name as the stockholder of record. You may instruct your bank, broker, custodian or other nominee to give your proxy on behalf of shares held for you as the beneficial owner in street name through your bank, broker, custodian or other nominee.

Q: Will there be a special meeting of the stockholders?

A: No, there will not be a special meeting. In order to save the expense associated with a special meeting, the board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the DGCL, rather than by calling a meeting of stockholders. We are soliciting proxies to grant written consents from all of our holders of record as of the Record Date of Public Preferred Depositary Shares and common stock.

Q: What am I being asked to give my proxy to?

A: You are being asked to give your proxy to execute a written consent in favor of the following amendments to our restated certificate of incorporation and the certificates of designation of each series of the Public Preferred Stock, in each case, that have been unanimously approved and declared advisable by the board of directors:

•	to eliminate the requirement that:

¡

full dividends on all outstanding shares of the series of Public Preferred Stock must have been declared and paid before we may pay any dividend on, make any distributions relating to, or redeem, purchase, acquire or make a liquidation payment relating to our common stock or any other securities junior to such series of Public Preferred Stock;

¡

dividends with respect to all series of stock ranking equally with any series of Public Preferred Stock be declared on a proportional basis, such that no series is paid a greater percentage of its stated dividend than any other equally ranking series; and

¡

dividends on outstanding shares of preferred stock be paid or declared and set apart for payment, before any dividends may be paid or declared and set apart for payment on any outstanding shares of common stock (together, the Dividend Blocker Amendment);

•

to eliminate, upon the delisting of a series of Public Preferred Depositary Shares, the right of holders of Public Preferred Stock to elect two directors if dividends have not been paid for six quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods), whether or not consecutive (the Director Amendment);

•

to clarify that any shares of any series of Public Preferred Stock acquired by us may not be reissued by us as part of such series, and will instead be restored to the status of authorized but unissued shares of preferred stock without designation as to series (the Retirement Amendment); and

•

to increase the number of authorized shares of preferred stock from 30 million to 2 billion (the Authorized Preferred Stock Increase and, together with the Dividend Blocker Amendment, the Director Amendment and the Retirement Amendment, the Public Preferred Stock Amendments).

Q: What portion of shares must give their consent in order to adopt the proposals?

A: Under Delaware law and our restated certificate of incorporation, the affirmative written consent of holders, as of the close of business on the Record Date, of (1) each of two-thirds of the Public Preferred Depositary Shares, voting together as a class, and a majority of the common stock, voting as a class, is required to approve each of the Dividend Blocker Amendment, the Director Amendment and the Retirement Amendment and (2) a majority of the Public Preferred Depositary Shares, voting together as a class, and a majority of the common stock, voting as a class, is required to approve the Authorized Preferred Stock Increase.

Q: How can I submit my proxy if I am a holder of common shares?

A: To submit your proxy as a holder of common shares, you must:

•	fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope,

•	submit your proxy by telephone (instructions are on the proxy card), or

•	submit your proxy by Internet (instructions are on the proxy card).

You may give your proxy on behalf of all shares of common stock owned by you as of the Record Date that are held directly in your name as the stockholder of record. If you hold shares of common stock that you did not receive in the Exchange Offers and the shares are held by a bank, broker, custodian or other nominee, you are considered the beneficial owner of the shares, and these proxy materials, together with a voting instruction form, are being forwarded to you by your bank, broker, custodian or other nominee. As a beneficial owner, you must instruct your bank, broker, custodian or other nominee how to vote. Your bank, broker, custodian or other nominee cannot vote your shares on your behalf without your instructions. Depending upon your bank, broker, custodian or other nominee, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning any voting instruction form or other method of voting made available by your bank, broker, custodian or other nominee.

Citi employees may receive their proxy cards separately.

Q: How can I submit my proxy if I am a holder of Public Preferred Depositary Shares?

A: Each Public Preferred Depositary Share is held through our depositary, BONY. If you are a holder of record of Public Preferred Depositary Shares, these proxy materials, together with a voting instruction form, are being forwarded to you by BONY. If your shares are held in a brokerage account or by another nominee you are considered the beneficial owner of the Public Preferred Depositary Shares and BONY has forwarded these proxy materials, together with a voting instruction form to your broker or other nominee and you are receiving these materials from them. Since BONY must vote the Public Preferred Depositary Shares on your behalf, you must instruct BONY or your broker or other nominee, who will forward your vote to BONY, on how to vote. BONY will aggregate your vote with all other fractional depositary share votes resulting from requests with the same voting instructions and will vote the Public Preferred Stock according to the number of whole votes resulting from such aggregation in accordance with the instructions on the proxy card.

Q: What is the deadline for sending my proxy?

A: If you are participating in the Exchange Offers, you must have validly tendered your Public Preferred Depositary Shares prior to the expiration date of the Exchange Offers, which is set forth in the Offer to Exchange. This deadline may be extended in accordance with applicable law. If you hold your Public Preferred Depositary Shares through a bank, broker, custodian or other nominee, due to the time required for your nominee to complete the required actions on your part, we urge you to contact your bank, broker, custodian or other nominee at least five business days prior to the expiration date of the Exchange Offers. We are not providing for guaranteed delivery procedures and therefore you must allow sufficient time to tender your proxy, and comply with the other procedures set forth in the Offer to Exchange prior to the expiration date.

Other holders of common stock as of the Record Date must return their proxy by the close of business on the expiration date of the Exchange Offer (the Proxy Deadline). The board of directors may extend the Proxy Deadline in its sole discretion. If you hold your shares of common stock through a bank, broker, custodian or other nominee, due to the time required for your nominee to complete the required actions on your part, we urge you to contact your bank, broker, custodian or other nominee at least five business days prior to the Proxy Deadline.

Q: How will the Exchange Offers affect the amendments described in this proxy statement?

A: In connection with the Transactions, on [    ], we launched the Exchange Offers, by which we offered to exchange Public Preferred Depositary Shares and Trust Preferred Securities into shares of our common stock. For more information on the Exchange Offers, please see our Registration Statement on Form S-4, dated [    ], on file with the SEC. Public Preferred Depositary Shares and Trust Preferred Securities that are accepted for exchange in the Exchange Offers will be exchanged for common stock.

If you are a holder of Public Preferred Depositary Shares and you plan to participate in the Exchange Offers, in order to validly tender your Public Preferred Depositary Shares in the applicable Public Preferred Depositary Share Exchange Offer, you must:

•

if you were a holder of record of Public Preferred Depositary Shares as of the Record Date, grant your proxy in the manner specified in the letter of transmittal with respect to the Public Preferred Depositary Shares that you tender in the Exchange Offers authorizing the execution of a written consent in favor of the Public Preferred Stock Amendments; or

•

if you were not a holder of record of Public Preferred Depositary Shares as of the Record Date, certify in the manner specified in the letter of transmittal that you were not the record owner of the Public Preferred Depositary Shares that you tender in the Exchange Offers and you are not authorized to grant a proxy with respect to such Public Preferred Depositary Shares.

If you are a beneficial owner of Public Preferred Depositary Shares that are held by or registered in the name of a bank, broker, custodian or other nominee and you wish to tender your Public Preferred Depositary Shares you should contact your bank, broker, custodian or other nominee promptly and instruct it to tender your Public Preferred Depositary Shares and agree to the terms of the letter of transmittal, including the voting agreement and your proxy contained therein, authorizing the execution of a written consent with respect to such Public Preferred Depositary Shares in favor of the Public Preferred Stock Amendments.

Accordingly, if you are a holder of Public Preferred Depositary Shares, in order to submit your proxy in respect of these matters (and in order to be permitted to participate in the Exchange Offers), you need to comply with the requirements for participating in the Exchange Offers set forth in our Offer to Exchange dated March [    ], 2009, a copy of which is being distributed with the enclosed proxy statement. The Offer to Exchange is also included in our Registration Statement on Form S-4, filed with the SEC on [    ]. No additional documentation needs to be submitted.

If you were a holder of record of Public Preferred Depositary Shares on the Record Date but no longer own your Public Preferred Depositary Shares and are not participating in the Exchange Offers you can still give or withhold your proxy, or abstain on each of the Public Preferred Stock Amendments.

The consummation of the Exchange Offers is subject to a number of conditions that must be satisfied, or waived by us, on or prior to the expiration date. If the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase are approved by the requisite vote of each of the Public Preferred Depositary Shares and the common stock, the amendments to the restated certificate of incorporation and the certificates of designation will not become effective unless we consummate an Exchange Offer. As an additional condition, the changes proposed by the Director Amendment will not take effect unless and until we are able to successfully delist any Public Preferred Depositary Shares that remain outstanding following the completion of the Exchange Offers. We currently intend to seek to delist and/or, to the extent permitted by law, deregister the Public Preferred Depositary Shares after completion of the Exchange Offers.

Q: Can I change or revoke my proxy?

A: If you have tendered Public Preferred Depositary Shares in exchange for common stock in connection with the Exchange Offers and we accept your Public Preferred Depositary Shares for exchange, your voting agreement and your proxy authorizing the execution of a written consent in favor of the Public Preferred Stock Amendments will become irrevocable, and you will be unable to change or revoke your proxy after we have accepted your Public Preferred Depositary Shares for exchange. You may withdraw your Public Preferred Depositary Shares at any time prior to the expiration date of the Exchange Offers. Valid withdrawal of your tender will automatically revoke your voting agreement and proxy with respect to the Public Preferred Stock Amendments with respect to such Public Preferred Depositary Shares.

It you hold shares of common stock, you may change or revoke your proxy at any time before we receive enough proxies authorizing written consents in favor of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase. If you wish to revoke or withhold your previously given proxy, you may do so by:

•	sending in a new proxy card with a later date;

•	submitting a new proxy by telephone or Internet; or

•	sending a written notice of revocation to Citi’s Corporate Secretary at the address on the cover of this proxy statement.

After the expiration date of the Exchange Offers, all proxies to execute written consents previously executed and delivered and not revoked will become irrevocable.

Q: What if I don’t indicate my decision with respect to some of the proposals listed on my proxy card or letter of transmittal?

A: If you return a signed proxy card or letter of transmittal without indicating your decision on a proposal, in accordance with the board’s recommendation, you will be deemed to have given your proxy authorizing the individuals pre-printed on your proxy card or letter of transmittal to execute a written consent for each of the Public Preferred Stock Amendments.

Q: Is my proxy card confidential?

A: In 2006, the board adopted a confidential voting policy as a part of its Corporate Governance Guidelines. Under the policy, all proxies, ballots, and vote tabulations are kept confidential for registered stockholders who request confidential treatment. If you are a registered stockholder and would like your vote kept confidential, please check the appropriate box on the proxy card or follow the instructions when submitting your vote by telephone or by the Internet. If you hold your shares in “street name” or through an employee benefit plan, your vote already receives confidential treatment and you do not need to request confidential treatment in order to maintain the confidentiality of your vote.

The confidential voting policy will not apply in the event of a proxy contest or other solicitation based on an opposition proxy statement. For further details regarding this policy, please see the Corporate Governance Guidelines attached as Annex A to the definitive proxy statement for our 2009 annual stockholders meeting, dated [    ], 2009.

Q: What happens if I do not grant my proxy?

A: Because we need a majority of the outstanding shares of common stock and two-thirds of the outstanding Public Preferred Depositary Shares on the Record Date to give a proxy to execute a written consent for the Public Preferred Stock Amendments, if you do not grant a proxy, it will have the effect of withholding consent for the Public Preferred Stock Amendments.

If you are a beneficial owner, you must instruct your bank, broker, custodian or other nominee how to vote. Your bank, broker, custodian or other nominee cannot vote your shares on your behalf without your instructions.

Failure to provide the record holder of your Public Preferred Depositary Shares or common stock with voting instructions on a matter, such that your bank, broker, custodian or other nominee is unable to vote on the matter, will be equivalent to a vote against the Public Preferred Stock Amendments.

Q: Is Citi conducting any other proxy solicitations?

A: Yes. On [    ], 2009, in connection with the Exchange Offers, we mailed a separate Notice of Solicitation of Consents and accompanying proxy statement to holders of our Public Preferred Depositary Shares and Trust Preferred Securities, seeking their proxies to execute written consents to amend our restated certificate of incorporation to increase the number of authorized shares of common stock and amend certain of the voting rights of holders of our common stock pertaining to preferred stock, and to permit the board of directors to conduct a reverse stock split (the Common Proxy Statement). Giving your proxy with respect to the matters described in the Common Proxy Statement will not affect your proxy with respect to the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase, and giving your proxy with respect to the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase will not affect your proxy with respect to the matters described in the Common Proxy Statement.

Each of the Common Proxy Statement and this proxy statement contain important information that you should read carefully. You must complete both the proxy card attached to the Common Proxy Statement to give your proxy with respect to the matters described in the Common Proxy Statement to give your proxy to execute a written consent with respect to the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase. Your proxy, regardless of the number of shares you own, is important. Please do not forget to grant your proxy prior to the expiration of the Exchange Offer, or your proxy may not be counted.

In addition, on [    ], 2009, we mailed our proxy statement for our 2009 annual meeting of stockholders to our holders of common stock. If you are a holder of common stock, this solicitation is in addition to the solicitation you have received with respect to the 2009 annual stockholder meeting. Completing the proxy card enclosed with the 2009 annual stockholder meeting solicitation will have no effect on the approval of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment or the Authorized Preferred Stock Increase. In order to participate in this solicitation, you must complete, date and sign the enclosed proxy card and promptly return it in the enclosed postage-prepaid envelope or fax it to [ ].

Q: How can I access Citi’s consent solicitation materials and annual report electronically?

A: This proxy statement and the 2008 annual report are available on Citi’s website at www.citigroup.com. Click on “About Citi,” then “Corporate Governance,” then “Financial Disclosure,” and then “Annual Reports & Proxy Statements.” Most stockholders can elect not to receive paper copies of future Proxy Solicitation Statements and annual reports and can instead view those documents on the Internet.

If you are a stockholder of record, you can choose this option and save Citi the cost of producing and mailing these documents by following the instructions provided when you vote over the Internet. If you hold your Citi stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect not to receive paper copies of future proxy solicitation statements and annual reports.

If you choose not to receive paper copies of future proxy statements and annual reports, you will receive an e-mail message next year containing the Internet address to use to access Citi’s Proxy Solicitation Statement and annual report. Your choice will remain in effect until you tell us otherwise. You do not have to elect Internet access each year. To view, cancel or change your enrollment profile, please go to www.InvestorDelivery.com.

Q: Who can help answer my questions?

A: If you have any questions about how to give or revoke your proxy, you should contact our information agent:

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Banks and Brokerage Firms, Please Call: (203) 658-9400

Holders Call Toll Free: (800) 445-0102

If you need additional copies of this proxy statement or proxy cards, please contact Morrow & Co., LLC as described above.

INFORMATION ON VOTING SECURITIES

The board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the DGCL, rather than by calling a meeting of stockholders. We are soliciting proxies to grant written consents from all of our holders of record as of the Record Date of Public Preferred Depositary Shares and common stock.

Under Delaware law and our restated certificate of incorporation, the affirmative written consent of holders, as of the close of business on the Record Date, of (1) each of two-thirds of the Public Preferred Depositary Shares, voting together as a class, and a majority of the common stock, voting as a class, is required to approve each of the Dividend Blocker Amendment, the Director Amendment and the Retirement Amendment and (2) a majority of the Public Preferred Depositary Shares, voting together as a class, and a majority of the common stock, voting as a class, is required to approve the Authorized Preferred Stock Increase. While there are other shares of preferred stock outstanding, as a consequence of the USG/Private Holders Transactions we do not believe that any such stock currently held (or stock to be issued in exchange therefor) will be outstanding both as of the Record Date and as of the date of the written consent in respect of the Public Preferred Stock Amendments.

When voting on the Dividend Blocker Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase, the Public Preferred Stock votes by number of shares, with holders being entitled to one vote per share of Public Preferred Stock. When voting on the Director Amendment, the Public Preferred Stock votes by liquidation preference and each share of Series F, Series E and Series AA preferred stock is entitled to 25,000 votes and each share of Series T preferred stock is entitled to 50,000 votes. Pursuant to depositary agreements entered into by the holders of the Public Preferred Depositary Shares and The Bank of New York Mellon (BONY), BONY will vote the shares of each series of Public Preferred Stock in accordance with the votes of the relevant series of Public Preferred Depositary Shares.

As of the close of business on the Record Date, there were [    ] shares of common stock issued and outstanding and entitled to consent to the Public Preferred Stock Amendments. In addition to the required vote of the Public Preferred Depositary Shares, the written consent of a majority, or [    ] shares of common stock will be required to approve each of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase.

As of the close of business on the Record Date, there were [    ] shares of Public Preferred Depositary Shares issued and outstanding. In addition to the required vote of our common stockholders, the written consent of two-thirds of the outstanding Public Preferred Depositary Shares will be required to approve each of the Dividend Blocker Amendment, the Director Amendment and the Retirement Amendment. The written consent of a majority of the Public Preferred Depositary Shares will be required to approve the Authorized Preferred Stock Increase. The table below lists the following information with respect to the Public Preferred Depositary Shares, in each case as of the Record Date: number of fractional shares of underlying Preferred Stock represented by each Preferred Depositary Share, number of underlying shares for each series of Public Preferred Shares, the liquidation preference for each series of underlying Public Preferred Shares, and the number of shares outstanding for each series of Public Preferred Depositary Shares.

	Public Preferred Depositary Shares
	Number of Shares of Underlying Public Preferred Stock	Liquidation Preference Per Underlying Share of Public Preferred Stock	Fractional Interest of each Preferred Depositary Share in Underlying Public Preferred Stock	Number of Public Preferred Depositary Shares Outstanding as of the Record Date
8.500% Non-Cumulative Preferred Stock, Series F	81,600	$25,000	1/1000	81,600,000
8.400% Fixed Rate / Floating Rate Non-Cumulative Preferred Stock, Series E	240,000	$25,000	1/25	6,000,000
8.125% Non-Cumulative Preferred Stock, Series AA	148,600	$25,000	1/1000	148,600,000
6.500% Non-Cumulative Convertible Preferred Stock, Series T	63,373	$50,000	1/1000	63,373,000

Total	533,573			299,573,000

Each Series F, Series AA and Series T Preferred Depositary Share represents a 1/1,000th fractional interest in a share of Series F, Series AA or Series T preferred stock and each Series E Preferred Depositary Share represents a 1/25th fractional interest in a share of Series E preferred stock. Accordingly, when voting on the Dividend Blocker Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase, the holder of each Series F, Series AA and Series T Preferred Depositary Share is entitled to 1/1,000th of a vote per Public Preferred Depositary Share held as of the Record Date and the holder of each Series E Preferred Depositary Share is entitled to 1/25th of a vote per Public Preferred Depositary Share held as of the Record Date. When voting on the Director Amendment, the holder of each Series F and Series AA Preferred Depositary Share is entitled to 25 votes per Preferred Depositary Share held as of the Record Date, the holder of each Series E Preferred Depositary Share is entitled to 1,000 votes per Preferred Depositary Share held as of the Record Date, and the holder of each Series T Preferred Depositary Share is entitled to 50 votes per Preferred Depositary Share held as of the Record Date. Fractional votes of each Preferred Depositary Share on each matter will be aggregated with the fractional votes of other Public Preferred Depositary Shares submitting the same voting instructions on that matter, and BONY will grant or withhold written consents or abstain on each matter for the number of whole shares resulting from such aggregation in accordance with the instructions on the proxy cards.

This letter is being sent to you as a holder of Public Preferred Depositary Shares. Please note that in order to validly tender your Public Preferred Depositary Shares in the Exchange Offers, you must:

•

if you were a holder of Public Preferred Depositary Shares as of the Record Date, grant your proxy to execute a written consent in the manner specified in the letter of transmittal with respect to the Public Preferred Depositary Shares that you tender in the Exchange Offers authorizing the execution of a written consent in favor of the Public Preferred Stock Amendments; or

•

if you were not a holder of Public Preferred Depositary Shares as of the Record Date, certify in the manner specified in the letter of transmittal that you were not the record owner as of the Record Date.

If you are a beneficial owner of Public Preferred Depositary Shares that are held by or registered in the name of a bank, broker, custodian or other nominee and you wish to tender your Public Preferred Depositary Shares you should contact your bank, broker, custodian or other nominee promptly and instruct it to tender your Public Preferred Depositary Shares and agree to the terms of the letter of transmittal, including the voting agreement and your proxy contained therein, to execute a written consent with respect to such Public Preferred Depositary Shares in favor of the Public Preferred Stock Amendments.

Accordingly, if you are a holder of Public Preferred Depositary Shares, in order to submit your proxy in respect of these matters (and in order to be permitted to participate in the Exchange Offers), you need to comply with the requirements for participating in the Exchange Offers set forth in our Offer to Exchange dated March [    ], 2009, a copy of which is being distributed with the enclosed proxy statement. The Offer to Exchange is also included in our Registration Statement on Form S-4, filed with the SEC on [    ]. No additional documentation needs to be submitted.

If you were a holder of record of Public Preferred Depositary Shares on the Record Date but no longer own your Public Preferred Depositary Shares and are not participating in the Exchange Offers you can still grant a proxy to give or withhold your proxy, or abstain on each of the Public Preferred Stock Amendments.

BACKGROUND FOR THE TRANSACTIONS

Generally

On February 27, 2009, we announced that we would exchange certain series of our preferred stock held by the USG and the Private Holders for Interim Securities and warrants to purchase common stock, as described below, and that we would commence the Exchange Offers.

Citigroup is subject to risk-based capital ratio guidelines issued by the FRB. One such ratio, Tier 1 Capital is considered “core capital.” Tier 1 Capital is stated as a percentage of risk-weighted assets. To be “well capitalized” under FRB regulations, a financial institution must have a Tier 1 Capital Ratio of at least 6%.

In the past, Citigroup (and its regulators, including the FRB) have focused on Tier 1 Capital as the most important measure of risk capital for financial institutions, and based on Citigroup’s Tier 1 Capital Ratio of 11.9% as of December 31, 2008, Citigroup has been very well capitalized. However, a view has recently developed in the market that TCE is an important metric for analyzing the financial condition of a financial institution.

The primary purpose of the Exchange Offers and the USG/Private Holders Transactions is to make Citigroup one of the strongest capitalized banks on a TCE basis. TCE is an important measure of a bank’s financial strength, and is equal to (a) stockholder’s equity, less (b) intangible assets, less (c) goodwill, less (d) preferred stock. Assuming 100% participation in the Exchange Offers and the USG/Private Holders Transactions, our TCE would increase to up to $81 billion upon completion of the Exchange Offers and the USG/Private Holders Transactions, compared to $29.7 billion as of December 31, 2008.

The USG/Private Holders Transactions

In the USG/Private Holders Transactions, we will exchange certain series of our preferred stock held by the USG and the Private Holders for Interim Securities at an exchange price (referred to herein as the related offers exchange ratio) of $3.25 per share (relative to the aggregate liquidation preference of the preferred stock exchanged) and for warrants. The material terms of the Interim Securities and warrants are described below. We expect each of the USG/Private Holders Transactions to be settled concurrently with each other.

The Interim Securities are a new class of stock to be created from our blank check preferred stock authority, to be designated as “Series M Common Stock Equivalent.” The following are the material terms of the Interim Securities:

•	the number of Interim Securities to be issued to any holder will be determined by the related offers exchange ratio;

•	the Interim Securities will automatically convert into shares of common stock if the Authorized Share Increase is approved by our stockholders;

•

for the first six months following issuance, the Interim Securities will have the same dividend as our common stock; if the Authorized Share Increase is not approved within six months of the issuance of the Interim Securities, the Interim Securities will have a cumulative dividend equal to the greater of (x) 9% (increasing by 2 percentage points each quarter up to a cap of 19%) and (y) the dividend actually paid per share of our common stock;

•

the Interim Securities will rank equally with the Preferred Stock in the event that we liquidate or dissolve and has a liquidation amount that increases significantly after six months following issuance of the Interim Securities;

•

after six months following the issuance of the Interim Securities, the Interim Securities will rank equally with the Preferred Stock with respect to (x) receiving dividends proportionately with all other series of stock that rank equally with such series in the event that dividends on such series have not been paid in full and (y) the right to, together with the Preferred Stock, elect two directors to our board of directors in the event that we do not pay dividends on the Interim Securities for six quarterly dividend periods (or in the case of the Series E Public Preferred Stock for three semi-annual dividend periods), whether or not consecutive;

•

the Interim Securities will have the right to (x) receive dividends before any junior stock or other preferred stock dividends are paid after six months following issuance of the Interim Securities and, subject to the dividend sharing provision described in (x) in the paragraph above, and (y) approve any amendment to our Certificate of Incorporation that would adversely affect such series voting as a separate class; and

•

generally, the Interim Securities will have the same voting rights as the common stock and will vote together, as one class with holders of common stock; however, the Interim Securities will not vote on any of the matters described in the Preferred Stock Proxy except for an amendment to increase the number of authorized shares of preferred stock and to remove the rights of the preferred stock to receive preferred dividends before junior stock.

Warrants to purchase our common stock will be issued to each of the USG and the Private Holders. The following are the material terms of the warrants:

•	the warrants will become exercisable only if the Authorized Share Increase is not approved by our stockholders within six months after the issuance of the Interim Securities;

•	if the Authorized Share Increase is approved by our stockholders, the warrants will automatically expire;

•	the exercise price of the warrants will be equal to $0.01 per share; and

•	the total number of shares of common stock underlying the warrants will be 790,000,000.

Other material terms of the USG/Private Holders Transactions include the following:

•

the USG would participate in the USG/Private Holders Transactions on a “dollar-for-dollar” basis with the exchanging Private Holders of our preferred stock, who collectively hold preferred stock with an aggregate liquidation preference of approximately $12.5 billion;

•	the USG’s participation is conditioned on at least $11.5 billion in aggregate liquidation preference of our preferred stock being exchanged by the Private Holders;

•

the USG has also agreed to exchange an additional amount of its preferred stock to match on a “dollar-for-dollar basis” the aggregate liquidation preference of the securities exchanged in the Exchange Offers, or, if less, $12.5 billion (including securities exchanges by the Private Holders);

•

the USG and FDIC currently hold Citigroup preferred stock with an aggregate liquidation preference of approximately $52 billion. The preferred stock that is not exchanged by the USG in the USG/Private Holders Transactions will be exchanged for a new series of our trust preferred securities with a coupon of 8% maturing in 2039 and having other material terms substantially similar to the outstanding TRUPS®; and

•

each of the USG and the Private Holders exchanging in the USG/Private Holders Transactions are generally entitled to preemptive rights if we issue common stock (or securities that are convertible or exercisable into or exchangeable for common stock) within one year after the consummation of the USG/Private Holders Transactions at a price per share of common stock of less than $3.25 (or if the conversion exercise or exchange price per share of common stock is less than $3.25), as appropriately adjusted in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to common stock.

The consummation of the USG/Private Holders Transactions is also expected to be subject to certain conditions, including the receipt of material regulatory approvals and the accuracy of representations and warranties of each party. We cannot assure you that the Authorized Share Increase will be approved by our stockholders or that the USG/Private Holders Transactions will be consummated on the terms or schedule described above.

We are also commencing the Exchange Offers, pursuant to which we are offering to exchange newly issued shares of our common stock (a) for any and all issued and outstanding Public Preferred Depositary Shares, and (b) for Trust Preferred Securities, subject to an overall cap of $15 billion in liquidation preference. In the case of our Trust Preferred Securities, due to a limitation on the number of our authorized but unissued shares of common stock, we will be able to accept only a limited amount of Trust Preferred Securities for exchange in the Exchange Offers. Specifically, we will be able to accept for exchange a number of Trust Preferred Securities with a liquidation preference equal to $76,35 million plus the approximate amount of the liquidation preference of any Public Preferred Depositary Shares that are not tendered and accepted for exchange in the Exchange Offers subject to an overall cap of $15 billion in liquidation preference.

Common Stock Proposals

We are also seeking approval from our common stockholders of record on the settlement date of the Exchange Offers, to amend our restated certificate of incorporation:

•

increasing the number of authorized shares of common stock from 15 billion to a number of shares between 40 and 60 billion, to be determined by the board of directors prior to filing a definitive proxy statement;

•

(i) effecting a reverse stock split of our common stock at any time prior to June 30, 2010 at one of seven reverse split ratios, 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20, 1-for 25 or 1-for-30, as selected by our board of directors in its sole discretion, and (ii) if and when the reverse stock split is effected, reducing the number of authorized shares of our common stock by the reverse stock split ratio selected by the board of directors; and

•

eliminating the voting rights of shares of common stock with respect to any amendment to the certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock, if such series of preferred stock is entitled to vote, either separately or together as a class with the holders of one or more other such series, on such amendment (together, the Common Stock Proposals).

Approval of the Common Stock Proposals requires the affirmative written consent of a majority of the shares of our common stock outstanding at the close of business on the record date for the common stock Proposals. The record date will be the settlement date of the Exchange Offers.

The foregoing is just a summary of the Common Stock Proposals and may not contain all of the information that is important to you and is qualified in its entirety by reference to the proxy statement on Schedule 14A filed on [            ], 2009, describing the Common Stock Proposals, which is incorporated herein by reference.

NYSE Rule 312.05 Waiver

Ordinarily, stockholders would be required to approve the Exchange Offers and the issuance of the Interim Securities because Rule 312.03(c)(1) of the Listed Company Manual of the New York Stock Exchange (NYSE) requires us to obtain stockholder approval to issue common stock if the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance, or if the common stock is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance. Assuming 100% participation in the Exchange Offers, the issuance of common stock in exchange for Public Preferred Depositary Shares or Trust Preferred Securities pursuant to the Exchange Offers, and the issuance of the Interim Securities, would satisfy both of these tests. However, pursuant to an exception in Section 312.05 of the NYSE Listed Company Manual, the Audit and Risk Management Committee approved our obtaining a waiver in lieu of seeking stockholder approval that would otherwise have been required under Section 312.03. We believe that speed and certainty in consummating the Transactions on the announced structure (without delay for stockholder approval or other conditions) is crucial, taking into account the new emphasis on TCE, the agreements we have with our regulators (including the FRB), and the belief that prompt execution of the Transactions is critical for protecting market confidence in Citi. We received approval from the NYSE for the use of the exception, and in connection with such exception, mailed the requisite letter to all stockholders notifying them of our intention to issue the securities without prior stockholder approval. Therefore, we have not and will not be seeking stockholder approval for the issuance of common stock in connection with the Exchange Offers or for the issuance of the Interim Securities.

DIVIDEND BLOCKER AMENDMENT

On [                 ], 2009, the board of directors adopted resolutions (1) declaring that an amendment to Citi’s restated certificate of incorporation and the certificates of designation of the Public Preferred Stock modifying certain rights of the Public Preferred Stock was advisable and (2) directing that a proposal to approve the Dividend Blocker Amendment be submitted to the holders of our common stock and Public Preferred Depositary Shares for their written consent.

The form of the proposed amendment to our restated certificate of incorporation and the certificates of designation for each series of Public Preferred Stock to modify the terms of our Public Preferred Stock to reflect the changes imposed by the Dividend Blocker Amendment is attached to this proxy statement as Annex A.

Currently, our restated certificate of incorporation and the certificates of designation for each of the series of Public Preferred Stock provide that, as to a dividend payment date, unless Citi pays or declares and sets apart for payment full dividends on shares of each series of preferred stock, Citi may not declare, set aside or pay dividends on, make any distributions relating to, or redeem, purchase, acquire or make any liquidation payment relating to, shares of stock of any class or series that is junior to that series of preferred stock anytime during the next succeeding dividend period. In addition, Citi may not declare, pay or set aside dividends for the holders of common stock before full dividends have been declared, paid or set aside on the preferred stock. The certificates of designation of the Public Preferred Stock also currently require Citi to declare dividends proportionally on all Public Preferred Stock and all securities ranking equally with such series of Public Preferred Stock if dividends are not paid in full on such series of Public Preferred Stock.

The proposed Dividend Blocker Amendment will not change the other terms of any series of Public Preferred Stock relating to dividends, including the rate at which dividends accrue, the payment dates for dividends or provisions of our restated certificate of incorporation that require us upon a liquidation or dissolution or winding up of Citi to pay the full preferential amounts to the holder of each series of Public Preferred Stock pro rata, based, in part, on the respective amounts of unpaid dividends that are payable on each such share of Public Preferred Stock for such period.

Background and Reasons for the Dividend Blocker Amendment

On February 27, 2009, we announced that we will suspend the payment of dividends on our Public Preferred Stock. The suspension of dividends on the Public Preferred Stock requires that we also suspended dividends on our common stock.

The Dividend Blocker Amendment is integral to our goal of making Citi one of the best capitalized banks on a TCE basis. The Dividend Blocker Amendment will permit the board greater flexibility in reinstating the common dividend without incurring additional dividend expense related to any Public Preferred Depositary Shares that remain outstanding after the settlement of the Exchange Offers. This would permit us to strengthen our common stock and significantly enhance our ability to maximize the efficiency of Citi’s capital structure going forward. The board believes that reinstating the common dividend is an important corporate objective, as it will make our common stock more attractive to a number of institutional investors, some of which are prohibited from investing in stock that does not pay a dividend. Making our common stock more attractive to these investors, as well as other investors who wish to realize gain through dividends, we believe will increase the price and liquidity of our common stock and strengthen our common stock as a long-term investment instrument. The Dividend Blocker Amendment permits this and at the same time saves the expense of paying dividends on any remaining Public Preferred Depositary Shares.

Under agreements previously entered into with the USG, Citi is not permitted to pay dividends in excess of $0.01 per share. While we have no current plans to reinstate the common dividend, we believe that payment of even a $0.01 dividend could potentially enhance the value of our common stock in the market. The annual cost of such a dividend, assuming consummation of all of the Transactions (including the USG/Private Holders

Transactions and conversion of all Interim Securities into common stock) would range from $7.1 million per quarter (if a reverse stock split of 30:1 is effected) to $213.9 million per quarter (if no reverse stock split is effected), assuming 100% participation in the Exchange Offers. However, if the Dividend Blocker Amendment is not approved, this cost would increase by the amount of dividends payable in respect of the Public Preferred Stock that remains outstanding after the Exchange Offers. Assuming the participation of 66 2/3% of the Public Preferred Depositary Shares in the Exchange Offers, the amount of such dividends in respect of the Public Preferred Depositary Shares, as shown in the table below, could be as much as $395 million annually if the Dividend Blocker Amendment is not approved. Potentially paying out such a large amount of preferred dividends would add significantly to the cost of a $0.01 common dividend and is inconsistent with our goal of strengthening TCE.

Level of Participation in the Exchange Offers	Annual Public Preferred Dividend Payments (assuming Dividend Blocker Amendment is not approved in millions)
66 2/3%	$395
75%	$296
100%	$ 0

In addition, eliminating the clause in each certificate of designation requiring that dividends be declared on a proportional basis with respect to all equally ranking series of preferred shares will also give us more flexibility in future financings involving preferred stock, as new series of preferred stock could be issued that give the holders thereof preferential rights to dividends. As preferred stock has historically been an important part of our Tier 1 regulatory capital, which we believe remains an important measure of our financial strength, we think this flexibility is also important to our ability to maximize the efficiency of our capital structure going forward.

We believe that a large majority of the holders of Public Preferred Depositary Shares will find the economic terms of the applicable Exchange Offer attractive and will tender their securities. If, as we anticipate, more than two-thirds of the record holders of the Public Preferred Depositary Shares tender their shares in the Exchange Offers, and the Dividend Blocker Amendment is approved in accordance with the terms of the relevant certificate of designation and Delaware law, only a fraction of our current holders of Public Preferred Depositary Shares will be affected by this change in the terms of their securities.

To the extent that the Dividend Blocker Amendment provides further encouragement to holders to tender their Public Preferred Depositary Shares in the Exchange Offers, this is also positive for the company, as greater participation in our Exchange Offers will lead to a more optimal capital structure by increasing our TCE. We believe this will enhance our standing with our regulators and improve public and market perception of our financial strength.

Effect of the Dividend Blocker Amendment on Stockholders

Upon effectiveness of the Dividend Blocker Amendment, each series of Public Preferred Depositary Shares will no longer be entitled to receive dividends prior to payment of dividends to holders of common stock. Additionally, new series of preferred stock could be created which could be senior to the Public Preferred Stock in rights to dividends.

Public Preferred Depositary Shares that are tendered and accepted for exchange in the Exchange Offers will be exchanged for shares of common stock on the settlement date of the Exchange Offers. Therefore, although holders of these securities will be entitled to vote on the Public Preferred Stock Amendments as holders of Public Preferred Depositary Shares because the Record Date will occur prior to the settlement date, they will only be affected by the Dividend Blocker Amendment, if approved, as holders of common stock. Holders of any Public Preferred Depositary Shares that are not tendered, or that are not accepted, for exchange in the Exchange Offers will be affected by these amendments as holders of Public Preferred Depositary Shares.

The table below shows the liquidation value of Public Preferred Depositary Shares that will be affected by the Dividend Blocker Amendment, based on the levels of acceptance of our Exchange Offers indicated below:

Level of Participation in the Exchange Offers	Liquidation value of Public Preferred Depositary Shares that will be affected by the Dividend Blocker Amendment
66 2/3%	$4,924
75%	$3,674
100%	$ 0

Approximately [    ] shares of common stock were issued and outstanding on the Record Date. Each of these shares of common stock will be affected by the Dividend Blocker Amendment. The proposed Dividend Blocker Amendment would eliminate each of the other restrictions described above and allow Citi to declare and pay dividends on shares of common stock or any other series of junior stock or make other payments to holders of junior or parity stock without paying or setting apart for payment any dividends on shares of any series of Public Preferred Stock.

No Appraisal Rights

Under Delaware law and our restated certificate of incorporation, neither holders of our common stock nor holders of Public Preferred Depositary Shares will be entitled to dissenter’s rights or appraisal rights with respect to the Dividend Blocker Amendment.

Required Vote and Recommendation

Under Delaware law and our restated certificate of incorporation, the affirmative written consent of holders, as of the close of business on the Record Date, of each of two-thirds of the Public Preferred Depositary Shares, voting together as a class, and a majority of the common stock, voting as a class, is required to approve the Dividend Blocker Amendment.

The board unanimously recommends that you grant your proxy to execute a written consent in favor of the Dividend Blocker Amendment.

DIRECTOR AMENDMENT

On [                ], 2009, the board of directors adopted resolutions (1) declaring that an amendment to Citi’s certificates of designation of the Public Preferred Stock (effective upon the delisting of such stock) modifying the right of holders of Public Preferred Stock to appoint directors if dividends had not been declared in six or more quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods) was advisable and (2) directing that a proposal to approve the Director Amendment be submitted to the holders of our common stock and Public Preferred Depositary Shares for their written consent.

The form of the proposed amendment to the certificates of designation for each of the series of Public Preferred Stock to modify the terms of our Public Preferred Stock to reflect the changes imposed by the Director Amendment is attached to this proxy statement as Annex B.

Currently, the certificates of designation for each of our series of Public Preferred Stock provide that, if dividends on such series of Public Preferred Stock remain unpaid for six or more quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods), whether or not consecutive, the number of directors on the board of directors will automatically increase by two and the holders of that series of Public Preferred Stock, voting as a single class together with any other series of Public Preferred Stock will be entitled to elect two directors. The term of these two directors will end, and the number of directors will automatically decrease by two, at such time as all dividends on shares of each series of Public Preferred Stock have been paid in full or declared and set apart for payment for at least four consecutive quarterly periods following non-payment of a dividend (and has paid cumulative dividends in full with respect to an equally ranked series of cumulative preferred stock).

Background and Reasons for the Director Amendment

On February 27, 2009, we announced that we will suspend the payment of dividends on our Public Preferred Stock.

If the Director Amendment is not approved, and dividends are not paid on Public Preferred Depositary Shares for six quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods), whether or not consecutive, the holders of our Public Preferred Depositary Shares remaining after the consummation of the Exchange Offers, voting as a single class, will be able to appoint two directors to the board of directors. The board of directors is currently composed of 15 directors and, given the possibility that only a fraction of our current holders of Public Preferred Depositary Shares could remain outstanding upon completion of the Exchange Offers, the right to appoint two of our directors would afford the remaining Public Preferred Depositary Shares a disproportionate influence over our governance and decision-making, compared to their economic investment.

This is especially true given that we expect the Exchange Offers to significantly reduce the number of outstanding Public Preferred Depositary Shares. If the Director Amendment is approved by two-thirds of the Public Preferred Stock, we believe it very likely that the approving holders of the Public Preferred Depositary Shares will have tendered their Public Preferred Depositary Shares in the Exchange Offers, thereby reducing the number of outstanding Public Preferred Depositary Shares by at least two-thirds and perhaps more. The more successful the Exchange Offers are, the more disproportionate the influence of the non-tendering holders of Public Preferred Depositary Shares would be, potentially creating an incentive for holders not to tender their shares in the Exchange Offers. This incentive is removed if the Director Amendment is approved.

Effect of the Proposal on Stockholders

Upon the effectiveness of the proposed Director Amendment and delisting of the applicable series of Public Preferred Stock, such delisted series of Public Preferred Stock will no longer have the right to appoint directors to Citi’s board upon Citi’s failure to pay dividends for six or more quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods).

As noted above, Public Preferred Depositary Shares that are tendered and accepted for exchange in the Exchange Offers will be exchanged for shares of common stock on the settlement date of the Exchange Offers. Therefore, although holders of these securities will be entitled to vote on the Preferred Amendments as holders of Public Preferred Depositary Shares because the Record Date will occur prior to the settlement date, they will only be affected by the Director Amendment, if approved, as holders of common stock. Holders of any Public Preferred Depositary Shares that are not tendered, or that are not accepted, for exchange in the Exchange Offers will be affected by these amendments as holders of Public Preferred Depositary Shares.

Approximately [    ] shares of common stock were issued and outstanding on the Record Date. Each of these shares of common stock will be affected by the Public Preferred Stock Amendments in that the Director Amendment would ensure that management of Citi remains with a board of directors elected by the holders of the common stock in the event that Citi determines that it is not in its best interest or the best interest stockholders to pay dividends on the Public Preferred Depositary Shares.

Delisting and Deregistration

Public Preferred Depositary Shares (other than Series E) are currently listed for trading on the NYSE. The Director Amendment provides that upon the delisting of a series of Public Preferred Stock, the right in each certificate of designation of holders of Public Preferred Stock to elect two directors if dividends have not been paid for six quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods), whether or not consecutive, terminates. Because under NYSE Listing Rule 313 certificates of designation of preferred stock listed for trading on the NYSE are required to provide such governance rights to holders of preferred stock, we can only eliminate this right of Public Preferred Depositary Shares to elect directors if we delist the applicable series of Preferred Stock. We currently intend to delist each listed series of Public Preferred Depositary Shares that remains outstanding following completion of the Exchange Offers from trading on the NYSE and we do not intend to apply for listing any series of Public Preferred Depositary Shares any other national securities exchange. As a result, holders of Public Preferred Depositary Shares that remain outstanding following the Exchange Offers may be left with an illiquid security indefinitely. In addition, to the extent permitted by law, we currently intend to deregister each series of Public Preferred Depositary Shares under the Securities Exchange Act of 1934. If the Director Amendment is approved and becomes effective, the right in each certificate of designation of holders of Public Preferred Stock to elect two directors if dividends have not been paid for six quarterly dividend periods (whether or not consecutive) would be eliminated upon delisting of the applicable series of Public Preferred Stock.

No Appraisal Rights

Under Delaware law and our restated certificate of incorporation, neither holders of our common stock nor holders of Public Preferred Depositary Shares will be entitled to dissenter’s rights or appraisal rights with respect to the Director Amendment.

Required Vote and Recommendation

Under Delaware law and our restated certificate of incorporation, the affirmative written consent of holders, as of the close of business on the Record Date, of each of two-thirds of the Public Preferred Depositary Shares, voting together as a class, and a majority of the common stock, voting as a class, is required to approve the Director Amendment.

The board unanimously recommends that you grant your proxy to execute a written consent in favor of the Director Amendment.

RETIREMENT AMENDMENT

On [            ], 2009, the board of directors adopted resolutions (1) declaring that an amendment to Citi’s certificates of designation of each series of Public Preferred Stock to implement the Retirement Amendment was advisable and (2) directing that a proposal to approve the Retirement Amendment be submitted to the holders of our common stock and Public Preferred Depositary Shares for their written consent.

The form of the proposed amendment to the certificates of designation for each of the series of Public Preferred Stock to modify the terms of our Public Preferred Stock to reflect the changes imposed by the Retirement Amendment is attached to this proxy statement as Annex C.

Background and Reasons for the Retirement Amendment

The Retirement Amendment is a technical clarification to the certificates of designation of each series of Public Preferred Stock to clarify, in each certificate of designation, that any shares of any series of Public Preferred Stock that are redeemed or otherwise purchased or acquired by us may not be reissued by us as part of such series, and will instead be restored to the status of authorized but unissued shares of preferred stock without designation as to series. The purpose of the Retirement Amendment is to ensure that shares of preferred stock that the Company redeems or otherwise purchases or acquires are available to be reissued by the Company as part of a newly created series of preferred stock pursuant to the discretionary authority granted to the board of directors in Article FOURTH of our restated certificate of incorporation to issue shares of preferred stock in series.

The board of directors is authorized to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. We believe that the Retirement Amendment simply clarifies the status of shares of preferred stock that are redeemed, purchased or otherwise acquired by the Company, so that the board of directors can use the discretionary authority conferred by Article FOURTH with respect to shares of preferred stock so redeemed, purchased or otherwise acquired by the Company and not just with respect to shares of preferred stock that have been authorized, but never issued. The discretionary authority conferred by Article FOURTH upon the board of directors is important to allow the board to act efficiently in the best interests of our stockholders to issue new series of preferred stock in their efforts to maximize the efficiency of our capital structure.

The board also believes that the Retirement Amendment will enhance Citi’s flexibility to meet changing financial conditions and satisfy its future financing and capitalization needs. In addition, the authority of the board of directors to issue preferred stock could be used to discourage attempts by others to gain control of the company through a merger, tender offer, proxy or consent solicitation, or otherwise, by making such attempts more difficult to achieve and more costly.

The preferred shares being redeemed pursuant to the USG/Private Holders Transactions and the Exchange Offers could be up to [        ] shares of our preferred stock. The Retirement Amendment would accordingly return such shares to the status of authorized but unissued shares of preferred stock.

Effect of the Proposal on Stockholders

Holders of our common stock will be affected by the Retirement Amendment because the board of directors will have the ability, upon retiring shares of preferred stock that have been redeemed or otherwise purchased or acquired, to issue those shares as additional securities that are senior in rank to our common stock or that have voting rights that adversely affect the voting power of the existing holders of common stock. Similarly, holders of our preferred stock will be affected by the Retirement Amendment because the board will have the ability to issue additional series of preferred stock, that may be on terms that are more favorable than, less favorable than or different from the terms of the shares of preferred stock that are in existence today.

No Appraisal Rights

Under Delaware law and our restated certificate of incorporation, neither holders of our common stock nor holders of Public Preferred Depositary Shares will be entitled to dissenter’s rights or appraisal rights with respect to the Retirement Amendment.

Required Vote and Recommendation

Under Delaware law and our restated certificate of incorporation, the affirmative written consent of holders, as of the close of business on the Record Date, of each of two-thirds of the Public Preferred Depositary Shares, voting together as a class, and a majority of the common stock, voting as a class, is required to approve the Retirement Amendment.

The board unanimously recommends that you grant your proxy to execute a written consent in favor of the Retirement Amendment.

AUTHORIZED PREFERRED STOCK INCREASE

On [            ], 2009, the board of directors adopted resolutions (1) declaring that an amendment to Citi’s certificate of incorporation to increase the number of authorized shares of our preferred stock from 30 million to 2 billion shares was advisable and (2) directing that a proposal to approve the Authorized Preferred Stock Increase be submitted to the holders of our common stock and Public Preferred Depositary Shares for their written consent.

The form of the proposed amendment to our restated certificate of incorporation to increase the number of authorized shares is attached to this proxy statement as Annex D. The Authorized Preferred Stock Increase will increase the number of authorized shares of our preferred stock from 30 million to 2 billion shares.

Background and Reasons for the Authorized Preferred Stock Increase

Citi is authorized under our current restated certificate of incorporation to issue up to 30 million shares of preferred stock having a par value of $1.00 per share. The board of directors has the authority to issue the preferred stock in one or more series and to fix the number of shares constituting such series, the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the holders of our common stock.

The board of directors believes that it is in the best interests of Citi and its shareholders to increase the amount of authorized preferred stock to a total of 2 billion shares to provide sufficient shares for general corporate purposes to be issued as deemed advisable by the board of directors without further action or authorization by the stockholders.

The board believes that the increase in authorized shares of preferred stock will enhance Citi’s flexibility to meet changing financial conditions and satisfy its future financing and capitalization needs. In addition, the authority of the board of directors to issue preferred stock could be used to discourage attempts by others to gain control of the company through a merger, tender offer, proxy or consent solicitation, or otherwise, by making such attempts more difficult to achieve and more costly.

Effect of the Proposal on Stockholders

Holders of our common stock will be affected by the Authorized Preferred Stock Increase because the board of directors will have the ability to issue the newly authorized preferred stock as preferred shares that may be senior in rank to our common stock, and that may have voting rights that adversely affect the voting power of the existing holders of common stock. Similarly, holders of our preferred stock will be affected by the Authorized Preferred Stock Increase because the board will have the ability to issue additional series of preferred stock, that may be on terms that are more favorable than, less favorable than or different from the terms of the shares of preferred stock that are in existence today.

In addition, the issuance of any additional shares of preferred stock may have the effect of diluting the percentage of stock ownership of the present stockholders.

No Appraisal Rights

Under Delaware law and our restated certificate of incorporation, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Authorized Preferred Stock Increase.

Required Vote and Recommendation

Under Delaware law and our restated certificate of incorporation, the affirmative written consent of holders, as of the close of business on the Record Date, of a majority of the Public Preferred Depositary Shares, voting together as a class, and a majority of the common stock, voting as a class, is required to approve the Authorized Preferred Stock Increase.

The board unanimously recommends that you grant your proxy to execute a written consent in favor of the Authorized Preferred Stock Increase.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Citi has long encouraged stock ownership by its directors, officers and employees to align their interests with the long-term interests of stockholders. As part of our commitment to aligning employee and stockholder interests, members of the management executive committee members and members of the board of directors have agreed to hold 75% of the shares of common stock they acquire through Citi’s equity programs as long as they remain subject to the stock ownership commitment. Senior leadership committee members have agreed to hold 50% of the shares of common stock they acquire through Citi’s equity programs as long as they remain subject to the stock ownership commitment. Exceptions to the stock ownership commitment include gifts to charity, certain estate planning transactions, and certain other limited circumstances. In addition, the commitment relates to the net number of shares received in connection with the exercise of stock options or paying withholding taxes under other equity compensation programs.

The following tables shows the beneficial ownership of Citi common stock and preferred stock by our directors, nominees and certain executive officers as of the close of business on December 31, 2008:

Name	Position	Amount and Nature of Beneficial Ownership
		Common Stock Beneficially Owned Excluding Options	Stock Options Exercisable Within 60 Days of February 27, 2009(A)	Total Common Stock Beneficially Owned(A)
C. Michael Armstrong	Director	161,829	30,497	192,326
Ajaypal Banga	Chief Executive Officer, Asia	770,248	231,504	1,001,752
Alain J.P. Belda	Director	80,186	52,350	132,536
Sir Winfried Bischoff	Director	385,016	384,801	769,817
Gary Crittenden	Chief Financial Officer	541,223	0	541,223
Kenneth T. Derr	Director	97,971	22,855	120,826
John M. Deutch	Director	148,227	26,639	174,866
James A. Forese	Co-Head, Global Capital Markets, Markets & Banking Institutional Clients Group	1,809,499	261,628	2,071,127
Jerry S. Grundhofer	Nominee	24,789	0	24,789
Roberto Hernández Ramirez	Director	14,596,144	0	14,596,144
Andrew N. Liveris	Director	39,135	19,792	58,927
Anne M. Mulcahy	Director	53,066	0	53,066
Michael E. O’Neill	Nominee	0	0	0
Vikram S. Pandit	Chief Executive Officer	1,707,502	750,000	2,457,502
Richard D. Parsons	Chairman	133,272	55,747	189,019
Lawrence R. Ricciardi	Director	35,980	0	35,980
Judith Rodin	Director	53,487	17,473	70,960
Robert E. Rubin	Director	636,098	0	636,098
Robert L. Ryan	Director	52,917	0	52,917
Anthony M. Santomero	Nominee	0	0	0
Franklin A. Thomas	Director	146,074	29,746	175,820
William S. Thompson	Nominee	14,942	0	14,942
Stephen R. Volk	Vice Chairman	884,625	0	884,625
All directors, nominees and executive officers as a group (36 persons)		31,412,664	3,450,573	34,863,237

(A)	The share numbers in these columns have been restated to reflect equitable adjustments made to all Citi options outstanding on August 20, 2002 in respect of the distribution to all stockholders of shares of Travelers Property Casualty Corp. For each option grant, the number of options was increased by a factor of 1.0721990 and the exercise price was decreased by a factor of .9326627. The expiration and vesting dates of each option did not change.

Name	Position	Amount of Beneficial Ownership
		Title of Securities Represented by Public Preferred Depositary Shares	Number of Public Preferred Depositary Shares Beneficially Owned
C. Michael Armstrong	Director	Series F Preferred Stock	27,700
John M. Deutch	Director	Series F Preferred Stock	11,000
Vikram S. Pandit	Chief Executive Officer	Series F Preferred Stock	50,000
		Series AA Preferred Stock	50,000
Brian Leach	Chief Risk Officer	Series F Preferred Stock	30,000

As of the close of business on February 27, 2009, no director, nominee or executive officer owned as much as 1% of Citi’s common stock. As of the close of business on February 27, 2009, all of the directors and executive officers as a group beneficially owned approximately 0.63% of Citi’s common stock.

The shares of our common stock shown in the preceding table, all of which are deemed to be beneficially owned under rules promulgated by the SEC, some portion may not be held directly by the director or executive officer. The following table details the various forms in which directors or executive officers indirectly hold shares. Such indirectly-held shares may be shares:

•	for which receipt has been deferred under certain deferred compensation plans,

•	held as a tenant-in-common with a family member or trust, owned by a family member,

•	held by a trust for which the director or executive officer is a trustee but not a beneficiary or held by a mutual fund which invests substantially all of its assets in Citi stock, or

•

for which the director or executive officer has direct or indirect voting power but not dispositive power, or for which the director or executive officer has direct or indirect voting power but that are subject to restrictions on disposition, as shown in the following table:

Director/Officer	Receipt Deferred	Owned by or Tenant-in-Common with Family Member, Trust or Mutual Fund		Voting Power, but not Dispositive Power	Restricted or Deferred Shares Subject to Restrictions on Disposition
C. Michael Armstrong	156,084	15,150	[1]	0	0
Ajaypal Banga	0	50,70	[1]	0	593,275
Alain J.P. Belda	75,187	0		0	0
Sir Winfried Bischoff	0	0		0	156,982
Gary Crittenden	0	0		0	394,911
Kenneth T. Derr	72,236	0		0	0
John M. Deutch	83,256	0		0	0
James A. Forese	0	0		0	995,048
Jerry S. Grundhofer	0	24,789		0	0
Roberto Hernández Ramirez	0	14,596,144		0	0
Andrew N. Liveris	35,906	1,200		0	0
Anne M. Mulcahy	53,008	59		0	0
Michael E. O’Neill	0	0		0	0
Vikram S. Pandit	0	0		0	797,474
Richard D. Parsons	91,290	0		0	0
Lawrence R. Ricciardi	32,106	0		0	0
Judith Rodin	51,266	2,221		0	0
Robert E. Rubin	0	0		0	0
Robert L. Ryan	39,412	0		0	0
Anthony M. Santomero	0	0		0	0
Franklin A. Thomas	131,422	0		0	0
William S. Thompson, Jr.	0	0		0	0
Stephen R. Volk	0	1,100	[1]	0	644,818

All directors, nominees and executive officers as a group (36 persons)	821,171	14,817,572		9,324	8,821,945

(1)	Disclaims beneficial ownership.

Owners of 5% or more of our common stock

The following table shows the beneficial ownership of Citi common stock or by each person known by Citi to beneficially own more than 5% of the outstanding shares of common stock as of the close of business on December 31, 2008.

Common Stock*

Identity of Group or Owner	Shares Beneficially Owned		Percentage Owned
State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
• As plan administrator for the Citigroup 401K Plan	91,555,628	(A)	1.7%
• As trustee or discretionary advisor for certain unaffiliated accounts and collective investment funds	245,293,611	(B)	4.5%

Total	336,849,239		6.2%

(A)	This information is as of December 31, 2008 and was provided by State Street. Under our 401K plan, participants have the right to direct the voting by State Street of shares of common stock. State Street is generally obligated to vote shares for which it has not received voting instructions in the same proportion as shares for which it has received voting instructions. On February 22, 2009, there were 96,329,650 shares beneficially owned by the 401K plan.
(B)	This information is as of December 31, 2008 and was obtained from a Schedule 13G filed with the SEC on February 17, 2009 by State Street. State Street has sole voting power and shared dispositive power over these shares.
*	In 2008, Citi issued to the U.S. Treasury warrants to purchase 465,117,176 shares of common stock, of which 360,075,159 warrants to purchase shares of common stock are exercisable within 60 days. Assuming consummation of the Transactions, the exercise prices for the warrants are $10.61 and $17.85. The warrants exercisable within 60 days represent approximately 6.2% of Citi’s voting stock. However, none of the warrants have been exercised and the exercise prices are above Citi’s closing price on March 18 of $3.08. See Citi’s 2008 Annual Report on Form 10-K filed on February 27, 2009 for additional information.

OTHER MATTERS

Submission of Future Stockholder Proposals

The next annual meeting of stockholders of Citi will be on April 21, 2009. Under SEC rules and Citi’s by-laws, stockholders may no longer present proposals for this meeting.

Under SEC rules, a stockholder who intends to present a proposal at the following (2010) annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to the Corporate Secretary of Citi at the address on the cover of this proxy statement. The proposal must be received no later than November 13, 2009.

Stockholders who do not wish to follow the SEC rules in proposing a matter for action at the following annual meeting must notify Citi in writing of the information required by the provisions of Citi’s by-laws dealing with stockholder proposals. The notice must be delivered to Citi’s Corporate Secretary between December 22, 2009 and January 21, 2010. You can obtain a copy of Citi’s by-laws by writing to the Corporate Secretary at the address shown on the cover of this proxy statement.

Householding

Under SEC rules, a single set of annual reports and proxy statements may be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. In accordance with a notice sent to certain stockholders who shared a single address, only one annual report and proxy statement will be sent to that address unless any stockholder at that address requested that multiple sets of documents be sent. However, if any stockholder who agreed to householding wishes to receive a separate annual report or Proxy Solicitation Statement in the future, he or she may telephone toll-free 1-800-542-1061 or write to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Stockholders sharing an address who wish to receive a single set of reports may do so by contacting their banks or brokers, if they are beneficial holders, or by contacting Broadridge at the address set forth above, if they are record holders.

Cost of Proxy Solicitation

Citi pays the cost of soliciting proxies. In addition to soliciting proxies by mail, Citi may solicit proxies by personal interview, telephone and similar means. No director, officer or employee of Citi will be specially compensated for these activities. Citi also intends to request that brokers, banks and other nominees solicit proxies from their principals and will pay the brokers, banks and other nominees certain expenses they incur for such activities. Citi has retained Morrow & Co., LLC, a proxy soliciting firm, to assist in the solicitation of proxies, for an estimated fee of $50,000 plus reimbursement of certain out-of-pocket expenses.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following selected unaudited pro forma financial information has been presented to give effect to and show the pro forma impact of the Exchange Offers and the USG/Private Holders Transactions on Citigroup’s balance sheet as of December 31, 2008, and also describes the impact of the Exchange Offers and the USG/Private Holders Transactions on Citigroup’s earnings for the fiscal year ended December 31, 2008.

The unaudited pro forma financial information is presented for illustrative purposes only and does not necessarily indicate the financial position or results that would have been realized had the Exchange Offers and the USG/Private Holders Transactions been completed as of the dates indicated or that will be realized in the future when and if the Exchange Offers and the USG/Private Holders Transactions are consummated. The selected unaudited pro forma financial information has been derived from, and should be read in conjunction with, the summary historical consolidated financial information included elsewhere in this document and Citigroup’s historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC, which is incorporated by reference into this document.

Unaudited Pro Forma Balance Sheets

The unaudited pro forma consolidated balance sheets of Citigroup as of December 31, 2008 have been presented as if the Exchange Offers and the USG/Private Holders Transactions had been completed on December 31, 2008. We have shown the pro forma impact of a “High Participation Scenario” and a “Low Participation Scenario” prepared using the assumptions set forth below. In both scenarios, we have assumed stockholders have approved the Authorized Share Increase.

The “High Participation Scenario” assumes (i) the exchange of all outstanding shares of Series A1, B1, C1, D1, J1, K1, L2 and N1 convertible preferred stock held by the Private Holders and holders of all outstanding shares of Series T convertible preferred stock ($15.669 billion aggregate liquidation preference) into common stock, (ii) the exchange of all outstanding shares of Series E, F and AA non-convertible preferred stock ($11.755 billion aggregate liquidation preference) into common stock, (iii) the exchange of all outstanding shares of Series H preferred stock held by the U.S. Treasury ($25 billion aggregate liquidation preference) into common stock, (iv) the conversion of all outstanding shares of Series G and I preferred stock held by the U.S. Treasury and the Federal Deposit Insurance Corporation (the “FDIC”) ($27.059 billion aggregate liquidation preference) into newly issued 8% trust preferred securities and (v) none of the Trust Preferred Securities are exchanged for common stock.

The “Low Participation Scenario” assumes (i) the exchange of all outstanding shares of Series A1, B1, C1, D1, J1, K1, L2 and N1 convertible preferred stock held by the Private Holders ($12.5 billion aggregate liquidation preference) into common stock, (ii) the exchange of 50% of the outstanding shares of Series H preferred stock held by the U.S. Treasury ($12.5 billion aggregate liquidation preference) into common stock, (iii) the exchange of 50% of the outstanding shares of Series H preferred stock held by the U.S. Treasury ($12.5 billion aggregate liquidation preference) and all outstanding shares of Series I and G preferred stock held by the U.S. Treasury and the FDIC ($27.059 billion aggregate liquidation preference, for a total of $39.5 billion aggregate liquidation preference) into new 8% trust preferred securities, (iv) none of the outstanding shares of Series E, F and AA non-convertible preferred stock ($11.755 billion aggregate liquidation preference) or outstanding shares of Series T convertible preferred stock ($3.169 billion aggregate liquidation preference), are exchanged for common stock and (v) none of the Trust Preferred Securities are exchanged for common stock.

Although we have not included the exchange of any Trust Preferred Securities for common stock in the unaudited pro forma consolidated balance sheets below, assuming full exchange of all Public Preferred

Depositary Shares, an aggregate of up to approximately $76.35 million liquidation amount of Trust Preferred

Securities may be exchanged for common stock, subject to prorationing and the order of acceptance in accordance with the Acceptance Priority Levels, as described in our Offer to Exchange, dated March [    ], 2009, a copy of which is being distributed with the enclosed proxy statement. The Offer to Exchange is also included in our Registration Statement on Form S-4, filed with the SEC on [                        ].

The column below captioned “U.S. Gov’t Guarantee-Related Non-Convertible Preferred Stock Issued in January 2009” gives effect as of December 31, 2008 to the issuance of Series G preferred stock (which was issued on January 15, 2009) to the U.S. Treasury and the FDIC as consideration for the asset loss-sharing agreement, which will be converted into new 8% trust preferred securities with a coupon of 8% as part of the transactions described in this document.

The pro forma impact to stockholders’ equity, additional paid-in capital and retained earnings generated by the Exchange Offers and the USG/Private Holders Transactions in both the High Participation Scenario and the Low Participation Scenario were determined based on $1.50, the closing price of Citigroup’s common stock on February 27, 2009 on the NYSE, the day that Citigroup announced the Exchange Offers. The actual determination will be made using the closing price of Citigroup’s common stock on the NYSE on the day the investors and Citigroup are legally committed to the exchange (“commitment date”).

High Participation Scenario

	Actual December 31, 2008	Adjustments							Pro Forma December 31, 2008
(in millions of dollars)		U.S. Gov’t Guarantee- Related Non- Convertible Preferred Stock Issued in January 2009(1)	Exchange of Convertible Preferred Stock(2)	Exchange of Non- Convertible Preferred Stock(7)	Exchange of Non- Convertible Preferred Stock Held by U.S. Treasury(9)		Conversion of Guarantee- Related Non- Convertible Preferred Stock Held by U.S. Treasury and FDIC(12)
Assets
Cash and due from banks and Deposits at interest with banks	$199,584								$199,584
Federal funds sold and securities purchased	184,133								184,133
Trading account assets	377,635								377,635
Investments	256,020								256,020
Loans, net	664,600								664,600
Other financial assets	215, 207	$3,617							218,824
Goodwill and intangibles (other than Mortgage Service Rights)	41,291								41,291

Total assets	$1,938,470	$3,617	$—	$—	$—		$—		$1,942,087

Liabilities
Total deposits	$774,185								$774,185
Federal funds purchased and securities loan	205,293								205,293
Trading account liabilities	167,478								167,478
Long-term debt	359,593				$19,531	(10)	$3,530	(13)	382,654
Other financial liabilities	290,291								290,291

Total liabilities	$1,796,840	$—	$—	$—	$19,531		$3,530		$1,819,901

	Actual December 31, 2008	Adjustments									Pro Forma December 31, 2008
(in millions of dollars)		U.S. Gov’t Guarantee- Related Non- Convertible Preferred Stock Issued in January 2009(1)	Exchange of Convertible Preferred Stock(2)		Exchange of Non- Convertible Preferred Stock(7)		Exchange of Non- Convertible Preferred Stock Held by U.S. Treasury(9)		Conversion of Guarantee- Related Non- Convertible Preferred Stock Held by U.S. Treasury and FDIC(12)

Stockholders’ equity
Preferred Stock	$70,664	$3,530	$(15,669	)(3)	$(11,755	)(3)	$(43,240	)(3)	$(3,530	)(3)	$—
Common Stock	57		47	(4)	34	(4)	77	(4)			215
Additional paid-in capital	19,165	87	21,782	(5)	5,120	(14)	11,461	(14)			57,615
Retained earnings	86,521		(6,160	)(6)	6,601	(8)	12,171	(11)			99,133
Treasury stock, at cost	(9,582)										(9,582)
Accumulated other comprehensive income(loss)	(25,195)										(25,195)

Total stockholders’ equity	$141,630	$3,617	$—		$—		$(19,531)		$(3,530)		$122,186

Total liabilities and stockholders’ equity	$1,938,470	$3,617	$—		$—		$—		$—		$1,942,087

(1)	Preferred stock and Warrants issued to the U.S. Treasury and the FDIC as consideration for the loss-sharing agreement for certain assets on January 15, 2009. This transaction is being added to the historical December 31, 2008 balance sheet because such preferred stock is to be exchanged for new 8% trust preferred securities as part of the USG/Private Holders Transactions.
(2)	Assumes conversion of all outstanding shares of Series A1, B1, C1, D1, J1, K1, L2, N1 and T convertible preferred stock ($15.669 billion aggregate liquidation preference) into common stock.
(3)	Reduction of preferred stock balance as a result of conversion of convertible preferred or redemption of non-convertible preferred stock.
(4)	Par value of newly issued common stock.
(5)	Additional paid-in capital (“APIC”) in respect of conversion of convertible preferred stock. The amount is equal to the sum of (i) the value of the inducement offer (see footnote 6 below) and (ii) the difference between the carrying amount of the preferred stock exchanged and the par value of the shares of common stock to be issued.
(6)	Value of inducement for the Exchange Offers and the USG/Private Holders Transactions represents the excess of the fair value on February 27, 2009 of the common stock to be issued in the Exchange Offers and the USG/Private Holders Transactions over the value on February 27, 2009 of the common stock issuable pursuant to the original conversion terms of the convertible preferred stock.
(7)	Assumes redemption of all outstanding shares of Series AA, E and F non-convertible preferred stock ($11.755 billion aggregate liquidation preference).
(8)	Excess of the carrying amount of Series AA, E and F non-convertible preferred stock over the fair value on February 27, 2009 of the common stock to be issued in the Exchange Offers.
(9)	Assumes redemption of all outstanding shares of Series H non-convertible preferred stock ($25 billion aggregate liquidation preference) held by the U.S. Treasury into common stock and all outstanding shares of Series I non-convertible preferred stock ($20 billion aggregate liquidation preference) held by the U.S. Treasury through issuance of new 8% trust preferred securities.
(10)	Issuance of new 8% trust preferred securities to the U.S. Treasury recorded at the carrying amount of Series I non-convertible preferred stock redeemed. The accounting treatment for the exchange of the non-convertible preferred stock held by the U.S. Treasury into the new 8% trust preferred securities is still under review.
(11)	Excess of the carrying amount of the outstanding shares of Series H non-convertible preferred stock over the fair value on February 27, 2009 of the common stock to be issued to the U.S. Treasury in the USG/Private Holders Transactions.
(12)	Redemption of all outstanding shares of Series G non-convertible preferred stock ($7.059 billion aggregate liquidation preference) held by the U.S. Treasury and the FDIC.

(13)	Issuance of new 8% trust preferred securities to the U.S. Treasury and the FDIC assumed to be recorded at the carrying amount of Series G non-convertible preferred stock redeemed.
(14)	APIC in respect of newly issued common stock. For non-convertible preferred stock, the amount is the excess of the fair value on February 27, 2009 of the common stock issued over its par value. The accounting treatment for the exchange of the guarantee-related non-convertible preferred stock held by the U.S. Treasury and the FDIC into the new 8% trust preferred securities is still under review.

Low Participation Scenario

	Actual December 31, 2008	Adjustments								Pro Forma December 31, 2008
(in millions of dollars)		U.S. Gov’t Guarantee- Related Non- Convertible Preferred Stock Issued in January 2009(1)	Exchange of Convertible Preferred Stock(2)		Exchange of Non- Convertible Preferred Stock(7)	Exchange of Non- Convertible Preferred Stock Held by U.S. Treasury(9)		Conversion of Guarantee- Related Non- Convertible Preferred Stock Held by U.S. Treasury and FDIC(12)
Assets
Cash and due from banks and Deposits at interest with banks	$199,584									$199,584
Federal funds sold and securities purchased	184,133									184,133
Trading account assets	377,635									377,635
Investments	256,020									256,020
Loans, net	664,600									664,600
Other financial assets	215, 207	$3,617								218,824
Goodwill and intangibles (other than Mortgage Service Rights)	41,291									41,291

Total assets	$1,938,470	$3,617	$—		$—	$—		$—		$1,942,087

Liabilities
Total deposits	$774,185									774,185
Federal funds purchased and securities loan	205,293									205,293
Trading account liabilities	167,478									167,478
Long-term debt	359,593					$31,386	(10)	$3,530	(13)	394,509
Other financial liabilities	290,291									290,291

Total liabilities	$1,796,840	$—	$—		$—	$31,386		$3,530		$1,831,756

Stockholders’ equity
Preferred Stock	$70,664	$3,530	$(12,500	)(3)		$(43,240	)(3)	$(3,530	)(3)	$14,924
Common Stock	57		38	(4)		38	(4)			133
Additional paid-in capital	19,165	87	17,520	(5)		5,731	(14)			42,503
Retained earnings	86,521		(5,058	)(6)	(8)	6,085	(11)			87,548
Treasury stock, at cost	(9,582)									(9,582)
Accumulated other comprehensive income(loss)	(25,195)									(25,195)

Total stockholders’ equity	$141,630	$3,617	$—		$—	$(31,386)		$(3,530)		$110,331

Total liabilities and stockholders’ equity	$1,938,470	$3,617	$—		$—	$—		$—		$1,942,087

(1)	Preferred stock and warrants issued to the U.S. Treasury and the FDIC as consideration for the loss-sharing agreement for certain assets on January 15, 2009. This transaction is being added to the historical December 31, 2008 balance sheet because such preferred stock is to be exchanged for newly issued 8% trust preferred securities as part of the USG/Private Holders Transactions.
(2)	Assumes conversion of all outstanding shares of Series A1, B1, C1, D1, J1, K1, L2 and N1 convertible preferred stock ($12.5 billion aggregate liquidation preference).

(3)	Reduction of preferred stock balance as a result of conversion of convertible preferred or redemption of non-convertible.
(4)	Par value of newly issued common stock.
(5)	APIC in respect of conversion of convertible preferred stock. The amount is equal to sum of (i) the value of the inducement offer (see footnote 6 below) and (ii) the difference between the carrying amount of the preferred stock exchanged and the par value of the shares of common stock to be issued.
(6)	Value of inducement for the Exchange Offers and the USG/Private Holders Transactions represents the excess of the fair value on February 27, 2009 of the common stock to be issued in the Exchange Offers and the USG/Private Holders Transactions over the value on February 27, 2009 of the common stock issuable pursuant to the original conversion terms of the convertible preferred stock.
(7)	Series AA, E and F non-convertible preferred stock are not exchanged under the Low Participation Scenario.
(8)	Series AA, E and F non-convertible preferred stock are not exchanged under the Low Participation Scenario.
(9)	Assumes redemption of all outstanding shares of Series H non-convertible preferred stock ($25 billion aggregate liquidation preference) and all outstanding shares of Series I non-convertible preferred stock ($20 billion aggregate liquidation preference) held by the U.S. Treasury through issuance of 3,846,153,846 shares of common stock and new 8% trust preferred securities with an agreement liquidation amount of $32.5 billion.
(10)	Issuance of new 8% trust preferred securities to the U.S. Treasury recorded at the carrying amount of Series I non-convertible preferred stock redeemed plus the carrying amount of the portion of Series H non-convertible preferred stock that is redeemed in exchange for the new 8% trust preferred securities. The accounting treatment of the exchange of the non-convertible preferred stock held by the U.S. Treasury into the new 8% trust preferred securities is still under review.
(11)	Excess of the carrying amount of the outstanding shares of Series H non-convertible preferred stock over the fair value on February 27, 2009 of the common stock to be issued to the U.S. Treasury in the USG/Private Holders Transactions.
(12)	Exchange of all outstanding shares of Series G non-convertible preferred stock ($7.059 billion aggregate liquidation preference) held by the U.S. Treasury and the FDIC.
(13)	Issuance of new 8% trust preferred securities to the U.S. Treasury and the FDIC recorded at the carrying amount of the outstanding shares of Series G preferred stock redeemed. The accounting treatment for the exchange of the guarantee-related non-convertible preferred stock held by the U.S. Treasury and the FDIC into the new 8% trust preferred securities is still under review.
(14)	APIC in respect of newly issued common stock. For non-convertible preferred stock, the amount is the excess of the fair value on February 27, 2009 of the common stock over its par value.

Pro Forma Earnings Implications

The following presents the pro forma impact of the Exchange Offers and the USG/Private Holders Transactions on certain statement of income items and earnings per share (“EPS”) for the fiscal year ended December 31, 2008 as if the Exchange Offers and USG/Private Holders Transactions had been completed on January 1, 2008. We have calculated the pro forma information below by (1) eliminating all the actual dividends paid to holders of preferred stock in 2008(1), (2) assuming the new 8% trust preferred securities were issued on January 1, 2008(2) and (3) assuming that the new shares of common stock issuable in the Exchange Offers and the USG/Private Holders Transactions were issued on January 1, 2008.

	High Participation Scenario	Low Participation Scenario
	(in millions, except per share amounts)
2008 actual income (loss) from continuing operations, as reported in Form 10-K	$(32,094)	$(32,094)
After-tax interest expense on new 8% trust preferred securities(3)	(1,413)	(2,042)

Pro forma 2008 income (loss) from continuing operations	$(33,507)	$(34,136)
Preferred dividends paid in 2008 to holders of preferred stock(4)	$—	$—
Pro forma retained earnings impact of Exchange Offers and USG/Private Holders Transactions(5)	12,612	1,027

Pro forma 2008 net income available to common shareholders	$(20,895)	$(33,109)

Common shares used to calculation 2008 EPS	5,265	5,265
Common shares newly issued	15,803	7,692

Pro forma number of common shares	21,068	12,957
Earnings per share (basic and diluted)(6)	$(0.99)	$(2.56)

(1)	Although the Low Participation Scenario assumes that some holders of preferred stock will not tender their shares, Citigroup has announced that it will suspend preferred dividends, and as a result all preferred dividends were eliminated.
(2)	This presentation assumes the new trust preferred securities were issued on and began to accrue interest from January 1, 2008, but eliminates actual dividends on preferred stock that was not outstanding for the entirety of 2008. The following section, “Annualized Earnings Implications,” assumes both the redeemed preferred stock and newly issued common stock and new 8% trust preferred securities were outstanding for the entirety of 2008.
(3)	Citigroup’s pro forma net income would be negatively affected by the USG/Private Holders Transactions due to the interest expense (including the stated interest of the instruments and the periodic accretion between carrying amount and the par amount of the instruments) associated with the new 8% trust preferred securities to be issued to the U.S. Treasury and the FDIC upon exchange of preferred stock held by such entities. Under the High Participation Scenario, the preferred stock held by such entities to be converted into new 8% trust preferred securities has an aggregate liquidation preference of $27.059 billion. Under the Low Participation Scenario, the aggregate liquidation preference of the preferred stock held by the U.S. Treasury and the FDIC to be converted into new 8% trust preferred securities is $39.559 billion.
(4)	The High Participation Scenario assumes that there are no remaining shares of preferred stock outstanding. Although the Low Participation Scenario assumes that some holders of preferred stock will not tender their shares, Citigroup has announced that it will suspend preferred dividends, and as a result all preferred stock dividends were eliminated.
(5)	This increase results from the excess of the carrying amount of the non-convertible preferred stock over the fair value of the common stock issued in the Exchange Offers and the USG/Private Holders Transactions. This increase is reduced by the excess of the fair value of the consideration offered to the holders of the convertible preferred stock over the fair value of the securities issuable pursuant to the original conversion terms of such convertible preferred stock.
(6)	The number of diluted shares used to calculate pro forma diluted earnings per share is the same as the number of basic shares, due to the net 2008 loss.

Annualized Earnings Implications

The following presents the analysis of the annualized earnings implications resulting from the Exchange Offers and the USG/Private Holders Transactions taking into account the recurring economic cost, on an annualized basis, of both the redeemed and newly issued securities for consistent periods of time. The impact of the items presented does not affect the income from continuing operations for a given period. The retained earnings impact of the Exchange Offers and the USG/Private Holders Transactions has not been included in this analysis because it is not recurring.

	High Participation Scenario	Low Participation Scenario
	(in millions, except per share amounts)
Annualized after-tax interest expense on newly issued 8% trust preferred securities(1)	$(1,413)	$(2,042)
Annualized dividends to holders of preferred stock(2)	5,693	5,693

Impact on net income available to common shareholders	$4,280	$3,651

Basic common shares outstanding(3)	5,414	5,414
Diluted common shares outstanding(4)	5,440	5,534
Common shares newly issued	15,803	7,692
Revised basic common shares	21,217	13,106
Revised diluted common shares	21,243	13,226
Impact on basic earnings per share	$0.20	$0.28
Impact on diluted earnings per share(5)	$0.20	$0.28

(1)	Citigroup’s net income would be negatively affected by the USG/Private Holders Transactions due to the interest expense associated with the new 8% trust preferred securities to be issued to the U.S. Treasury and the FDIC upon exchange of preferred stock held by such entities. Under the High Participation Scenario, the preferred stock held by such entities to be converted into new 8% trust preferred securities has an aggregate liquidation preference of $27.059 billion. Under the Low Participation Scenario, the aggregate liquidation preference of the preferred stock held by the U.S. Treasury and FDIC to be converted into new 8% trust preferred securities is $39.559 billion.
(2)	Dividends on preferred stock reduce the income available to holders of our common stock. The retirement of the associated preferred stock will improve basic and diluted earnings per share. Although the Low Participation Scenario assumes that some holders of preferred stock will not tender their shares, Citigroup has announced that it will suspend preferred dividends and as a result all preferred stock dividends were eliminated.
(3)	As of February 27, 2009, there were 5.672 billion shares of common stock issued, 0.158 billion shares of treasury stock and 0.1 billion shares of unvested restricted stock awards, resulting in a net balance of 5.414 billion shares.
(4)	For simplicity, the number of diluted shares was assumed to be equal to (1) the number of basic shares used in this analysis plus (2) the difference between the diluted and basic number of shares disclosed in Citigroup’s Annual Report on Form 10-K for the year ended December 31, 2008, reduced by (3) the number of shares of common stock that the preferred shares (assumed converted in each scenario presented above) would have been converted into using the original conversion ratios of each series of preferred stock.
(5)	Assumes that earnings per share is positive. If earnings per share were negative, diluted earnings per share would be equal to basic earnings per share.

SELECTED FINANCIAL DATA

The SEC allows us to “incorporate by reference” the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement, and information that we file later with the SEC will automatically update and supersede previously filed information, including information contained in this document. We incorporate by reference our Annual Report on Form 10-K for the fiscal year ending December 31, 2008, which we filed with the SEC on February 27, 2009. Representatives of KPMG LLP, our principal accountants, are not expected to be available to answer questions of stockholders.

We are incorporating by reference into this document important business and financial information that is not included in or delivered with this document. This information is available without charge to security holders upon written or oral request. Requests should be directed to:

Citigroup Document Services

540 Crosspoint Parkway

Getzville, NY 14068

(716) 730-8055 (tel.)

(877) 936-2737 (toll free)

ANNEX A – DIVIDEND BLOCKER AMENDMENT

FORM OF CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CITIGROUP INC.

The undersigned officer of Citigroup Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST: The name of the Corporation is Citigroup Inc.

SECOND: Section (C) of Article FOURTH of the Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amount (including unpaid cumulative dividends, if any) payable with respect thereto.

THIRD: Section 4, subsection (c) of the certificate of designation of the 8.500% Non-Cumulative Preferred Stock, Series F, of the Corporation is hereby deleted in its entirety

FOURTH: Section 4, subsection (c) of the certificate of designation of the 8.400% Fixed Rate / Floating Rate Non-Cumulative Preferred Stock, Series E, of the Corporation is hereby deleted in its entirety.

FIFTH: Section 4, subsection (c) of the certificate of designation of the 8.125% Non-Cumulative Preferred Stock, Series AA, of the Corporation is hereby deleted in its entirety.

SIXTH: Section 4, subsection (c) of the certificate of designation of the 6.500% Non-Cumulative Convertible Preferred Stock, Series T, of the Corporation is hereby deleted in its entirety.

SEVENTH: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

EIGHTH: The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [ ] day of [            ], 2009.

CITIGROUP INC.

By:
Name:
Title:

A-1

ANNEX B – DIRECTOR AMENDMENT

FORM OF CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CITIGROUP INC.

The undersigned officer of Citigroup Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST: The name of the Corporation is Citigroup Inc.

SECOND: Section 7, subsection (b) of the certificate of designation of the 8.500% Non-Cumulative Preferred Stock, Series F, of the Corporation is hereby amended to add the following new section (v):

(v) This Section 7(b) shall terminate immediately upon delisting of the Series F Preferred Stock or depositary shares representing a fractional interest in a share of Series F Preferred Stock, as applicable, from the New York Stock Exchange and shall be of no further force or effect.

THIRD: Section 7, subsection (b) of the certificate of designation of the 8.400% Fixed Rate / Floating Rate Non-Cumulative Preferred Stock, Series E, of the Corporation is hereby amended to add the following new section (v):

(v) This Section 7(b) shall terminate immediately upon delisting of the Series E Preferred Stock or depositary shares representing a fractional interest in a share of Series E Preferred Stock, as applicable, from the New York Stock Exchange and shall be of no further force or effect.

FOURTH: Section 7, subsection (b) of the certificate of designation of the 8.125% Non-Cumulative Preferred Stock, Series AA, of the Corporation is hereby amended to add the following new section (v):

(v) This Section 7(b) shall terminate immediately upon delisting of the Series AA Preferred Stock or depositary shares representing a fractional interest in a share of Series AA Preferred Stock, as applicable, from the New York Stock Exchange and shall be of no further force or effect.

FIFTH: Section 14, subsection (b) of the certificate of designation of the 6.500% Non-Cumulative Convertible Preferred Stock, Series T, of the Corporation is hereby amended to add the following new section (v):

(v) This Section 14(b) shall terminate immediately upon delisting of the Convertible Preferred Stock or depositary shares representing a fractional interest in a share of Convertible Preferred Stock, as applicable, from the New York Stock Exchange and shall be of no further force or effect.

SIXTH: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

SEVENTH: The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [ ] day of [            ], 2009.

CITIGROUP INC.

By:
Name:
Title:

B-1

ANNEX C – RETIREMENT AMENDMENT

FORM OF CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CITIGROUP INC.

The undersigned officer of Citigroup Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST: The name of the Corporation is Citigroup Inc.

SECOND: Section 11 of the certificate of designation of the 8.500% Non-Cumulative Preferred Stock, Series F, of the Corporation is hereby amended to read in its entirety as follows:

No shares of Series F Preferred Stock surrendered for redemption or otherwise acquired by the Company or any Subsidiary shall be issued or reissued as shares of Series F Preferred Stock but shall be restored to the status of authorized but unissued shares of preferred stock.

THIRD: Section 11 of the certificate of designation of the 8.400% Fixed Rate / Floating Rate Non-Cumulative Preferred Stock, Series E, of the Corporation is hereby amended to read in its entirety as follows:

No shares of Series E Preferred Stock surrendered for redemption or otherwise acquired by the Company or any Subsidiary shall be issued or reissued as shares of Series E Preferred Stock but shall be restored to the status of authorized but unissued shares of preferred stock.

FOURTH: Section 11 of the certificate of designation of the 8.125% Non-Cumulative Preferred Stock, Series AA, of the Corporation is hereby amended to read in its entirety as follows:

No shares of Series AA Preferred Stock surrendered for redemption or otherwise acquired by the Company or any Subsidiary shall be issued or reissued as shares of Series AA Preferred Stock but shall be restored to the status of authorized but unissued shares of preferred stock.

FIFTH: Section 18 of the certificate of designation of the 6.500% Non-Cumulative Convertible Preferred Stock, Series T, of the Corporation is hereby amended to read in its entirety as follows:

No shares of Convertible Preferred Stock surrendered for redemption or otherwise acquired by the Company or any Subsidiary shall be issued or reissued as shares of Convertible Preferred Stock but shall be restored to the status of authorized but unissued shares of preferred stock.

SIXTH: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

SEVENTH: The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [    ] day of [            ], 2009.

CITIGROUP INC.

By:
Name:
Title:

C-1

ANNEX D – AUTHORIZED PREFERRED STOCK INCREASE

FORM OF CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CITIGROUP INC.

The undersigned officer of Citigroup Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST: The name of the Corporation is Citigroup Inc.

SECOND: The second sentence of Section (A) of Article FOURTH of the Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

The total number of shares of Preferred Stock which the Corporation shall have the authority to issue is Two Billion (2,000,000,000) shares having a par value of one dollar ($1.00) per share.

THIRD: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [ ] day of [            ], 2009.

CITIGROUP INC.

By:
Name:
Title:

D-1

CITIGROUP INC.

Proxy Solicited on Behalf of the Board of Directors of Citigroup Inc.

The undersigned hereby constitutes and appoints [            ] and [            ], each of them his or her true and lawful agents and proxies with full power of substitution in each, to execute a written consent, withhold consent, or abstain on behalf of all of the shares I hold as of the record date, in accordance with the instructions given herein.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your proxy cannot be voted unless you sign, date and return this card.

This proxy, when properly executed, will be used in the manner directed herein. If no direction is made, this proxy will be used to CONSENT to the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase.

NOTE: Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

IF NO BOXES ARE MARKED, THIS PROXY WILL BE USED IN THE MANNER DESCRIBED ABOVE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Citigroup Inc.

399 Park Avenue

New York, NY 10043

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the proxy statement in connection with the proposed amendments to the restated certificate of incorporation and the certificates of designation of our 8.500% Non-Cumulative Preferred Stock, Series F; 8.400% Fixed Rate / Floating Rate Non-Cumulative Preferred Stock, Series E; 8.125% Non-Cumulative Preferred Stock, Series AA; and 6.500% Non-Cumulative Convertible Preferred Stock, Series T (together, the Public Preferred Stock) and consents, withholds consent or abstains from consenting, with respect to all of the capital stock of the Citigroup Inc. held by the undersigned, to the approval of the proposal set forth herein (as such proposal is defined in the Statement) without a meeting of the stockholders of the Citigroup Inc.

INSTRUCTIONS.

TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE APPROVAL OF THE PROPOSED AMENDMENT, CHECK THE APPROPRIATE BOX BELOW AND SIGN, DATE AND RETURN THIS PROXY CARD. IF NO BOX IS MARKED BELOW WITH RESPECT TO THE PROPOSAL, AND THIS PROXY CARD IS SIGNED, DATED AND RETURNED, THE UNDERSIGNED WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS. IF THIS PROXY CARD IS NOT RETURNED, THE UNDERSIGNED WILL BE DEEMED TO HAVE WITHHELD CONSENT FOR THE PROPOSED AMENDMENTS.

The Board of Directors recommends a vote to CONSENT to each of the following proposals:

	Consent	Withhold Consent	Abstain
Proposal to approve the Dividend Blocker Amendment set forth in Annex A.	☐	☐	☐

Proposal to approve the Director Amendment set forth in Annex B.	☐	☐	☐

Proposal to approve the Retirement Amendment set forth in Annex C.	☐	☐	☐

Proposal to approve the Authorized Preferred Stock Increase set forth in Annex D.	☐	☐	☐

	Yes	No
Please Indicate if you would like to keep your vote confidential under Citigroup’s Confidential Voting Policy	☐	☐

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATE , 2009

Stockholder Label showing name, address and number of shares held by the stockholder
Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE

AND RETURN THE COMPLETED

PROXY CARD